                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          LINCOLN ADVISOR FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                PRELIMINARY COPY

                          LINCOLN ADVISOR FUNDS, INC.
                200 EAST BERRY STREET, FORT WAYNE, INDIANA 46802

                 PROXY STATEMENT AND NOTICE OF SPECIAL MEETING
                                OF SHAREHOLDERS
                           TO BE HELD ON MAY 3, 1996

TO THE SHAREHOLDERS OF LINCOLN ADVISOR FUNDS, INC.:

This is your official notice that the Special Meeting of Shareholders (the "Meeting") of Lincoln Advisor Funds, Inc. (the "Fund") will be held at 200 East
Berry Street, Fort Wayne, Indiana 46802 on May 3, 1996 at      .m. in accordance
with the Fund's By-Laws. This Proxy Statement and the enclosed form of proxy are expected to be mailed to shareholders on or about April 3, 1996.

You are cordially invited, and urged, to attend the Meeting. Whether or not you will be able to attend the Meeting, you are urged to complete, sign and return the accompanying form of proxy.

The purposes of the Meeting or any adjournments thereof are as follows:

     The following item is to be voted on ONLY by shareholders of record of the Lincoln Enterprise Portfolio, Lincoln U.S. Growth Portfolio, Lincoln World Growth Portfolio, Lincoln New Pacific Portfolio, Lincoln Government Income Portfolio and Lincoln Corporate Income Portfolio:

        1. To elect six directors of the Fund.

     The following item is to be voted on by all shareholders of the Fund:

        2. To ratify or reject the selection of Coopers & Lybrand L.L.P. as independent auditors for the Fund.

     The following item is to be voted on separately ONLY by shareholders of record of each of the Lincoln Enterprise Portfolio, Lincoln U.S. Growth Portfolio, Lincoln World Growth Portfolio, Lincoln New Pacific Portfolio, Lincoln Government Income Portfolio and Lincoln Corporate Income Portfolio:

        3. To approve or disapprove a new Investment Management Agreement and a new Sub-Advisory Agreement for each Portfolio.

     The following item is to be voted on by all shareholders of the Fund:

        4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Please note that the form of proxy provides a space on which you may grant or withhold authority to vote in the election of directors and act upon each of the other proposals.

PROXIES THAT ARE PROPERLY EXECUTED BUT NOT OTHERWISE MARKED WILL BE VOTED "FOR" THE ELECTION OF THE PROPOSED DIRECTORS AND "FOR" EACH OF THE OTHER PROPOSALS.

                                       (i)

The Board of Directors has designated March 15, 1996 as the record date for shareholders entitled to vote at this Meeting. You may cast one vote for each full share and a fractional vote for each fractional share that you held at the close of business on that date.

Your Fund will not bear any costs in connection with the Meeting. Such costs will be borne by Lincoln Investment Management, Inc.

Your proxy is revocable by you at any time by notifying the Fund in writing or by signing another proxy. Signing a proxy will not affect your right either to attend the Meeting or vote your shares in person or to give a later proxy.

                                           PRISCILLA S. BROWN
                                           President

                                                     , 1996

                                      (ii)

                          LINCOLN ADVISOR FUNDS, INC.

                                PROXY STATEMENT

THE BOARD OF DIRECTORS OF LINCOLN ADVISOR FUNDS, INC. (THE "FUND") IS SOLICITING YOUR PROXY TO BE VOTED AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD AT 200 EAST BERRY STREET, FORT WAYNE, INDIANA ON MAY 3, 1996 AT .M. AND AT ANY ADJOURNMENTS THEREOF. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, THE BOARD OF DIRECTORS URGES YOU TO COMPLETE, SIGN AND RETURN THE PROXY FORM WHICH ACCOMPANIES THIS PROXY STATEMENT.

     Signing a proxy form does not affect your right to attend the Meeting and vote your shares in person, or your right to revoke the proxy or to sign a later proxy. Your proxy will help assure the presence of a quorum, however, and may help avoid the additional expense of a further proxy solicitation. Proxies will be voted in accordance with the instructions thereon, if any, and if no direction is made, proxies that are properly executed will be voted "FOR" each of the nominees for election as director (hereinafter "director") and "FOR" each other proposal. The proxies are authorized to vote in their discretion on any other matters which may properly be acted upon at this Meeting or any adjournment thereof. Under Maryland law and the Fund's constituent documents, abstentions and broker non-votes would likely be included for purposes of determining whether a quorum is present at the Meeting, but would likely be treated as votes not cast and, therefore, would not be counted for purposes of determining whether matters to be voted upon at the Meeting have been approved.

     This solicitation is being made largely by mail, but may also be made by officers or employees of the Fund or the Fund's investment manager or their affiliates, and may include, without cost to the Fund, telephonic, telegraphic, facsimile or oral communications.

     Lincoln Investment Management, Inc. ("LIM") (formerly, Lincoln National Investment Management Company), the investment manager of each series of the Fund (each a "Portfolio" and together the "Portfolios"), will reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Fund's shares. This Proxy Statement and the accompanying proxy card(s) are expected to be mailed to shareholders on or about April 3, 1996.

     Your proxy is revocable by you at any time by notifying the Fund in writing at its principal executive office at 200 East Berry Street, Fort Wayne, Indiana 46802. Shareholders retain the right to attend this Meeting and to vote their shares in person. Shareholders of record at the close of business on March 15, 1996 will be entitled to cast one vote for each full share and a fractional vote for each fractional share then held. As of that date, each Portfolio of the Fund had outstanding the number of shares set forth on Exhibit A to this Proxy Statement.

                               TABLE OF CONTENTS

                                                                                      PAGE
                                                                                      ---
    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS.......................................  (i)
    PROXY STATEMENT.................................................................    1
      Introduction..................................................................    3
      Proposal 1   -- Election of Directors.........................................    4
      Proposal 2   -- Ratification of Selection of Independent Auditors.............    8
      Proposal 3   -- Approval or Disapproval of New Investment Management and Sub-
                      Advisory Agreements...........................................    9
    EXHIBITS
      Exhibit A    -- Outstanding Shares as of March 15, 1996.......................  A-1
      Exhibit B    -- Executive Officers of the Fund................................  B-1
      Exhibit C    -- Information Relating to Investment Management and Sub-Advisory
                      Agreements....................................................  C-1
      Exhibit D    -- Form of Investment Management Agreement with Delaware
                      Management Company, Inc. .....................................  D-1
      Exhibit E    -- Form of Sub-Advisory Agreement................................  E-1
      Exhibit F    -- Information Relating to Other Investment Management and Sub-
                      Advisory Arrangements.........................................  F-1
      Exhibit G    -- Payments Made by the Fund Pursuant to Rule 12b-1 Plans........  G-1
      Exhibit H    -- Fees Paid to Delaware Service Company, Inc. for Dividend
                      Disbursing, Shareholder Servicing and Transfer Agent
                      Services......................................................  H-1
      Exhibit I    -- Fund Shareholdings by Shareholders Owning 5% or More of Each
                      Class of Securities as of February 1, 1996....................  I-1

INTRODUCTION

RESTRUCTURING OF THE FUND

     On April 3, 1995, Delaware Management Company, Inc. ("DMC") became an indirect, wholly-owned subsidiary of Lincoln National Corporation ("LNC") pursuant to a merger agreement ("Merger Agreement") by and between LNC, a wholly-owned subsidiary of LNC, and Delaware Management Holdings, Inc. ("DMH"), the indirect parent of DMC. LIM, the investment manager to all of the Portfolios of the Fund, is also a wholly-owned subsidiary of LNC. DMC is an investment adviser registered under the Investment Advisers Act of 1940 ("Advisers Act"). DMC and its predecessors have been providing investment management and related services to the investment companies known as the Delaware Group of Funds (the "Delaware Group") since 1938. On December 31, 1995, DMC and its affiliates were managing approximately $28 billion, of which approximately $10.5 billion were registered investment company assets.

     As a result of the merger, through its subsidiaries, LNC currently operates two mutual fund complexes offering shares directly to the public, the Fund and the Delaware Group. LNC concluded that it would be appropriate to consolidate the management of the Fund's assets with those of DMC in order to eliminate duplication in providing investment advisory services and competition for the management of investment company assets. Consequently, management of LIM and LNC concluded that DMC, with its extensive experience and resources, should be responsible for the investment management of each Portfolio of the Fund.

     LIM initially proposed the possible restructuring of the Fund, including various changes to the Portfolios, to the Board of Directors on October 20, 1995. Various restructuring alternatives were discussed informally at subsequent Board meetings. In December, 1995, the Fund's directors who are not affiliated with LNC or DMH ("Independent Directors") retained the law firm of Sidley & Austin, Chicago, Illinois, to act as counsel to the Independent Directors and that firm advised these Directors with respect to their duties and responsibilities under the Investment Company Act of 1940 (the "1940 Act") and certain legal matters. On January 4, 1996, the Board held a meeting at which LIM and management of DMH outlined the restructurings to be proposed with respect to the Portfolios generally. No specific proposals were recommended at that meeting and the Board took no formal action, although the Independent Directors requested LIM management to review further certain aspects of the restructurings. On February 13, 1996, LIM and DMH management provided the Independent Directors and their counsel with written information detailing the proposed transactions and on February 23, 1996, the Board met to consider those proposals.

NEW INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENT

     After careful deliberations, and for the reasons described in this Proxy Statement in Proposal 3, the Board recommends that the shareholders of Lincoln Enterprise, Lincoln U.S. Growth, Lincoln World Growth, Lincoln New Pacific, Lincoln Government Income and Lincoln Corporate Income Portfolios of the Fund vote to approve new investment management agreements with DMC and new sub-advisory agreements for each Portfolio with various sub-advisers to replace the current investment management agreements and any sub-advisory agreements. The differences between the current agreements and proposed agreements are described in Proposal 3.

ELIMINATION OF CERTAIN PORTFOLIOS

     With respect to Lincoln Growth and Income, Lincoln Tax-Free Income and Lincoln Cashfund Portfolios, the Board determined that each Portfolio had limited assets and the prospects for substantial cash inflows in the future appeared limited. Consequently, the Board of Directors determined that it would be appropriate to cease actively marketing shares of these Portfolios and to liquidate their respective investment portfolios pursuant to separate Plans of Liquidation. The Board of Directors determined that the elimination of these three Portfolios was in the best interests of the Fund and its shareholders since, among other things, the normal operating expenses of the respective Portfolios, at their size, represented a higher burden on shareholders than the Board felt was appropriate. In connection with the liquidation, LIM has advised the Board that effective February 23, 1996, it would waive its management fee by
 .30% until completion of the liquidation, which would be accomplished by increasing the amount that it reimburses each of these Portfolios for expenses by .30% until completion of the liquidation.

PROPOSAL 1

ELECTION OF DIRECTORS

     Upon recommendation of the Board's nominating committee, six directors have been nominated for election to the Board as the entire Board of Directors to hold office until the next Annual Meeting of Shareholders and until their successors shall have been elected and shall have qualified. The nominees are:
Wayne A. Stork, Walter P. Babich, Anthony D. Knerr, Ann R. Leven, W. Thacher Longstreth and Charles E. Peck. These nominees are not present members of the Board of Directors of the Fund. Each nominee serves as a director of each of the investment companies in the Delaware Group. It is not expected that any such nominee will withdraw or become unavailable for election but, in case this should happen, the power given in the proxy may be used to vote for a substitute nominee or nominees as recommended by the existing Board of Directors. The following lists the nominees for election as directors, their ages and their business backgrounds.

SELECTED INFORMATION CONCERNING THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

NOMINEES

NAME/AGE/PRINCIPAL OCCUPATION

     *WAYNE A. STORK (58) Chairman, President, Chief Executive Officer, Director and/or Trustee of 16 registered investment companies in the Delaware Group (which excludes Delaware Pooled Trust, Inc.), Delaware Management Holdings, Inc., DMH Corp., Delaware International Holdings Ltd. and Founders Holdings, Inc.; Chairman and Director of Delaware Pooled Trust, Inc., Delaware Investment Counselors, Inc. and Delaware Investment & Retirement Services, Inc.; Chairman, President, Chief Executive Officer, Chief Investment Officer and Director of Delaware Management Company, Inc.; Chairman, Chief Executive Officer and Director of Delaware International Advisers Ltd.; Director of Delaware Distributors, Inc. and Delaware Service Company, Inc. During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

---------------

*Director affiliated with LNC, DMC and the Distributor of the Fund and, therefore, considered an "interested person" of the Fund as defined in the 1940 Act.

     WALTER P. BABICH (68) Director and/or Trustee of the 17 registered investment companies in the Delaware Group; Board Chairman, Citadel Constructors, Inc., 1988 to present; Partner, I&L Investors, 1988-1991; Partner, Irwin & Leighton Partnership (building construction), 1986-1988.

     ANTHONY D. KNERR (57) Director and/or Trustee of the 17 registered investment companies in the Delaware Group; Founder and Managing Director, Anthony Knerr & Associates (strategic consultants), 1991 to present; Chairman, The Publishing Group, Inc., 1988-1990; Executive Vice President/Finance and Treasurer, Columbia University, 1982-1988; Lecturer for English, Columbia University, 1987-1989.

     ANN R. LEVEN (55) Director and/or Trustee of the 17 registered investment companies in the Delaware Group; Treasurer, National Gallery of Art, 1994 to present; Deputy Treasurer, National Gallery of Art, 1992-1994; Adjunct Professor, Columbia Business School, 1975-1992; Treasurer and Chief Fiscal Officer, Smithsonian Institution, 1984-1990; Director of various funds sponsored by Aquila Management Corporation, 1985 to present.

     W. THACHER LONGSTRETH (75) Director and/or Trustee of the 17 registered investment companies in the Delaware Group; Philadelphia City Councilman, 1984 to present; Consultant, Packard Press, 1988 to present; President, MLW, Associates, 1983 to present; Director Emeritus, Tasty Baking Company, 1991 to present; Director, Tasty Baking Company, 1968 to 1991; Director, Healthcare Services Group, 1983 to present; Vice Chairman, The Winchell Company, 1983-1988.

     CHARLES E. PECK (70) Director and/or Trustee of the 17 registered investment companies in the Delaware Group; Secretary/Treasurer, Enterprise Homes of Fredericksburg, VA, 1992 to present; Chairman and Chief Executive Officer, The Ryland Group, Inc., 1981-1990.

SELECTED INFORMATION CONCERNING THE CURRENT BOARD OF DIRECTORS

     The following is a list of the current directors of the Fund, along with their ages and business backgrounds. These persons will continue to serve on the Board of Directors during the period prior to the Meeting.

Name/Age/Positions with Fund and LIM/Principal Occupation

     **Priscilla S. Brown (38) President (June, 1994 to present) (formerly Vice President, September, 1993 to June, 1994) and Director (August, 1993 to present) of the Fund; President and Director of LNC Equity Sales Corporation (June, 1994 to present); Vice President of the Lincoln National Investment Management Company (March, 1991 to June, 1994); Director of Marketing of the Equitable Financial Company (1988 to 1991).

     Richard M. Burridge (64) Director of the Fund (September, 1993 to present); Director (1972 to present) and President (March, 1986 to present) of The Burridge Group, Inc. (investment management); Director of Computer Access International, Inc., Cincinnati Financial Corporation, Lincoln National Convertible Securities Fund, Inc. (since 1986), Lincoln National Income Fund, Inc. (since 1972) and St. Joseph Light and Power Company; Chairman of the Board of Fort Dearborn Income Securities, Inc.

---------------

**Director affiliated with LNC, LIM and the Distributor of the Fund and, therefore, considered an "interested person" of the Fund as defined in the 1940 Act.

     Jorge G. Castro (36) Director of the Fund (September, 1993 to present); Principal of CIC Asset Management, Inc. (investment management) (1990 to present); Trustee of Milton Academy (1993 to present); Vice President and Product Manager, Fixed Income Division of Goldman Sachs & Co. (1985 to 1990).

     Adela Cepeda (36) Director of the Fund (September, 1993 to present); Founder and Managing Director of Abacus Financial Group, Inc. (1991 to present); Vice President, Corporate Finance Department of Smith Barney, Harris Upham & Co. Incorporated (1980 to 1991); Director of the Lincoln National Convertible Securities Fund, Inc. (since 1992) and the Lincoln National Income Fund, Inc. (since 1992).

     Roger J. Deshaies (45) Director of the Fund (September, 1993 to present); Director (1992 to present) and Senior Vice President, Finance (1990 to present) of Parkview Memorial Hospital; Senior Vice President, Finance of Crozier-Chester Medical Center (1988 to 1990); Director of the Lincoln National Convertible Securities Fund, Inc. (since 1992) and the Lincoln National Income Fund, Inc. (since 1992).

     Charles G. Freund (71), Director of the Fund (September, 1993 to present); Director (1972 to present) and Chairman of the Board (July, 1987 to April, 1989 and July, 1989 to present) (previously, Chairman of the Executive Committee (July, 1987 to July, 1989)) of First National Bank of Lincolnshire; Director of the Lincoln National Convertible Securities Fund, Inc. (since 1986), the Lincoln National Income Fund, Inc. (since 1972) and Mathers Fund, Inc.

     **Philip L. Holstein (40) Director of the Fund (September, 1993 to present); President of The Holstein Company, Inc. (financial services) (1982 to present); Vice President of The Morgan Financial Group, Inc. (1992 to present); Registered Principal/Investment Sales Coordinator of LNC Equity Sales Corporation (1985 to present); Agent of the Lincoln National Life Insurance Company (1982 to present).

     **H. Thomas McMeekin (43) Director of the Fund (June, 1994 to present); President (May, 1994 to present) and Director (May, 1991 to present) (formerly Executive Vice President (February, 1992 to November, 1992) and Senior Vice President (November, 1987 to February, 1992)) of Lincoln Investment Management, Inc.; Executive Vice President (May, 1994 to present) (formerly Senior Vice President (November, 1992 to May, 1994)) of the Lincoln National Corporation; President (May, 1994 to present) and Director (May, 1990 to present) of the Lincoln National Convertible Securities Fund, Inc. and the Lincoln National Income Fund, Inc.

     Barbara A. Peck (47) Director of the Fund (September, 1993 to present); Lecturer, Accounting Department of the College of Business Administration at the University of Illinois at Chicago ("UIC") (August, 1991 to present); Assistant Dean of Academic Administration for the College of Business Administration at UIC (May, 1993 to September, 1995); Accounting Lecturer at Northwestern University's University College (June, 1990 to December, 1993); Certified Public Accountant.

     The Board of Directors had five meetings during the Fund's most recently completed fiscal year. All of the present directors attended at least 75% of the Board and committee meetings held during such fiscal year.

---------------

**Director affiliated with LNC, LIM and the Distributor of the Fund and, therefore, considered an "interested person" of the Fund as defined in the 1940 Act.

     With respect to each Portfolio of the Fund, as of March 15, 1996, the percentage of each class of shares beneficially owned by each director and nominee for director, as well as by all directors and executive officers of the Fund as a group, was less than one percent.

STANDING COMMITTEES

     The Board has an Audit Committee for the purpose of meeting, at least annually, with the Fund's independent accountants and officers to review distribution activities and Rule 12b-1 Plan expenditures, accounting principles used by each Portfolio and the adequacy of each Portfolio's internal controls, and for such other purposes as the Board of Directors may from time to time direct. The Audit Committee held one meeting during the Fund's last fiscal year.

     The Board also has an Investment/Pricing Committee which performs interim functions for the Board of Directors including dividend declaration and portfolio pricing matters. The Investment/Pricing Committee held no meetings during the last fiscal year.

     The Board also has a Nominating Committee for the purpose of recommending a slate of directors; preparing for and recommending replacements for any vacancies in directors' positions; and initial review of policy issues regarding the size, composition and compensation of the Board. The Nominating Committee did not hold any meetings during the last fiscal year. The Nominating Committee recommended the nominees for election to the Board of Directors.

     The members of each of the Audit, Investment/Pricing and Nominating Committees are Mmes. Cepeda and Peck and Messrs. Burridge, Castro, Deshaies and Freund, all of whom are considered not to be "interested persons" of the Fund as defined in the 1940 Act. Mr. Freund is the Chairperson of the Audit Committee, Mr. Burridge is the Chairperson of the Investment/Pricing Committee and Ms. Cepeda is the Chairperson of the Nominating Committee.

OFFICERS

     The following individuals are executive officers of the Fund: Priscilla S. Brown, President; JoAnn E. Becker, Vice President; David A. Berry, Vice President; Dennis A. Blume, Vice President; Steven K. Brody, Vice President, Treasurer and Chief Financial Officer; Ann L. Warner, Vice President; and David
G. Humes, Assistant Vice President and Chief Accounting Officer. The Board of Directors of the Fund appoints officers each year and from time to time as necessary.

REMUNERATION OF DIRECTORS

     Set forth below is a compensation table, listing for each director entitled to receive compensation, the aggregate compensation received from the Fund for its last fiscal year, and the total compensation received from the Fund and the two other investment companies for which LIM or an affiliate of LIM serves as investment manager (the "Fund Complex") for the calendar year ended December 31, 1995. No compensation is paid to directors who are affiliated with LNC.

                               COMPENSATION TABLE

                                                       PENSION OR
                                                       RETIREMENT          ESTIMATED         TOTAL
                                      AGGREGATE     BENEFITS ACCRUED        ANNUAL       COMPENSATION
                                     COMPENSATION   AS PART OF FUND      BENEFITS UPON   FROM FUND AND
             DIRECTOR                 FROM FUND         EXPENSES          RETIREMENT     FUND COMPLEX
-----------------------------------  ------------   ----------------     -------------   -------------
Richard M. Burridge................    $ 11,000           None                None          $31,000
Jorge G. Castro....................    $ 11,000           None                None          $11,000
Adela Cepeda.......................    $  9,000           None                None          $29,000
Roger J. Deshaies..................    $ 11,000           None                None          $32,000
Charles G. Freund..................    $ 11,000           None                None          $32,000
Barbara A. Peck....................    $ 11,000           None                None          $11,000

REQUIRED VOTE

     As to each director of the Fund, a plurality of all votes cast by shareholders, regardless of series or class, shall be required to elect such director. This means that the six nominees receiving the largest number of votes will be elected. In light of the anticipated liquidation of Lincoln Growth and Income, Lincoln Tax-Free Income and Lincoln Cashfund Portfolios prior to the date of the Meeting, the Board has determined that shareholders of these Portfolios will not be affected by such vote and, pursuant to the Fund's Articles of Incorporation, will not be entitled to vote with respect to the election of directors. Accordingly, a plurality of all votes cast by shareholders of the Lincoln Enterprise, Lincoln U.S. Growth, Lincoln World Growth, Lincoln New Pacific, Lincoln Government Income and Lincoln Corporate Income Portfolios, regardless of series or class, shall be required to elect each director.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     At its meeting on January 26, 1996, upon the recommendation of the Audit Committee, the Board of Directors selected Coopers & Lybrand L.L.P. ("C&L") as independent auditors of the Fund for the current fiscal year and shareholders are asked to ratify this selection. It is not anticipated that a representative of C&L will be present at the Meeting.

REQUIRED VOTE

     The affirmative vote of a majority of all of the Fund's shares represented at the Meeting is required to ratify the selection of C&L as independent auditors of the Fund, including shares of the Lincoln Growth and Income, Lincoln Tax-Free Income and Lincoln Cashfund Portfolios, which are expected to be liquidated. In addition, because of the continuing obligations of C&L to the Lincoln Enterprise, Lincoln U.S. Growth, Lincoln World Growth, Lincoln New Pacific, Lincoln Government Income and Lincoln Corporate Income Portfolios, which will remain in existence, the affirmative vote of a majority of all of the shares of these six Portfolios represented at the Meeting shall be required to ratify the selection of C&L.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors unanimously recommends that the shareholders of the Fund ratify the selection of C&L as independent auditors for the Fund for the current fiscal year.

PROPOSAL 3

APPROVAL OR DISAPPROVAL OF NEW INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

     The third proposal involves the consideration of new investment management and sub-advisory agreements for Lincoln U.S. Growth Portfolio, Lincoln World Growth Portfolio, Lincoln New Pacific Portfolio, Lincoln Enterprise Portfolio, Lincoln Corporate Income Portfolio and Lincoln Government Income Portfolio (which together are referred to as the "Proposed Agreements") to replace the existing investment management and sub-advisory agreements (which together are referred to as the "Current Agreements"). Shareholders are being asked to approve the Proposed Agreements as part of the overall consolidation of the management of LNC's mutual fund operations, which will result in a change of the investment manager for each of these Portfolios of the Fund from LIM to DMC, a change in sub-adviser for the Lincoln U.S. Growth Portfolio from Provident Investment Counsel ("Provident") to Lynch & Mayer, Inc. ("Lynch & Mayer") and, in the case of the Lincoln Corporate Income Portfolio and the Lincoln Government Portfolio, the use of LIM as sub-adviser to DMC. As described in further detail below, the Board of Directors has determined that the Proposed Agreements will benefit each Portfolio of the Fund and its respective shareholders by offering the potential for improved, more cost-effective investment management, sub-advisory, administrative and related services.

     THE PROPOSED AGREEMENTS DO NOT REFLECT ANY INCREASES IN THE RATE OF INVESTMENT MANAGEMENT OR SUB-ADVISORY FEES TO BE BORNE, DIRECTLY OR INDIRECTLY, BY THE PORTFOLIOS OR THEIR SHAREHOLDERS. THE TERMS AND CONDITIONS OF THE CURRENT AND PROPOSED AGREEMENTS ARE SUBSTANTIALLY SIMILAR IN ALL MATERIAL RESPECTS, WITH THE EXCEPTION OF CERTAIN DIFFERENCES HIGHLIGHTED BELOW IN "DIFFERENCES BETWEEN AGREEMENTS."

     At the Meeting, shareholders of the respective Portfolios will be asked to take the following actions with respect to the Proposed Agreements:

     (a) To consider and vote on approval of a new investment management agreement between the Fund, on behalf of each respective Portfolio, and DMC;

     (b) To consider and vote on approval of a new sub-advisory agreement between DMC, with respect to Lincoln U.S. Growth Portfolio, and Lynch & Mayer;

     (c) To consider and vote on approval of a new sub-advisory agreement between DMC, with respect to Lincoln World Growth Portfolio, and Walter Scott & Partners, Limited ("Walter Scott");

     (d) To consider and vote on approval of a new sub-advisory agreement between DMC, with respect to Lincoln New Pacific Portfolio, and John Govett & Co. Limited ("John Govett");

     (e) To consider and vote on approval of a new sub-advisory agreement between DMC, with respect to Lincoln Enterprise Portfolio, and Lynch & Mayer;

     (f) To consider and vote on approval of a new sub-advisory agreement between DMC, with respect to Lincoln Corporate Income Portfolio, and LIM; and

     (g) To consider and vote on approval of a new sub-advisory agreement between DMC, with respect to Lincoln Government Income Portfolio, and LIM.

     To facilitate your evaluation of this third proposal, the following chart sets forth the names of each Portfolio of the Fund and indicates the entities that presently provide investment management or sub-advisory services to the Portfolios under the Current Agreements, as well as the entities that would provide investment management or sub-advisory services under the Proposed Agreements.

                                  CURRENT        PROPOSED
                                 INVESTMENT     INVESTMENT        CURRENT           PROPOSED
           PORTFOLIO              MANAGER        MANAGER        SUB-ADVISER       SUB-ADVISER
-------------------------------  ----------     ----------     --------------    --------------
Lincoln U.S. Growth
  Portfolio....................     LIM            DMC           Provident       Lynch & Mayer
Lincoln World Growth
  Portfolio....................     LIM            DMC          Walter Scott      Walter Scott
Lincoln New Pacific
  Portfolio....................     LIM            DMC          John Govett       John Govett
Lincoln Enterprise Portfolio...     LIM            DMC         Lynch & Mayer     Lynch & Mayer
Lincoln Corporate Income
  Portfolio....................     LIM            DMC              None              LIM
Lincoln Government Income
  Portfolio....................     LIM            DMC              None              LIM

     In connection with the change in investment manager from LIM to DMC, shareholders of each respective Portfolio are being asked to approve a new sub-advisory agreement between DMC and a sub-adviser for that Portfolio. In the case of Lincoln World Growth Portfolio, Lincoln New Pacific Portfolio and Lincoln Enterprise Portfolio, the current sub-advisers would remain the same. For Lincoln U.S. Growth Portfolio, the sub-adviser is proposed to be changed from Provident to Lynch & Mayer, which is an affiliate of both DMC and LIM, and which is also the current (and proposed) sub-adviser to the Lincoln Enterprise Portfolio.

     LIM currently manages Lincoln Corporate Income Portfolio and Lincoln Government Income Portfolio without assistance from a sub-adviser. Under the proposed arrangement, DMC would serve as the investment manager and would enter into a sub-advisory agreement with LIM under which LIM would serve as the sub-adviser with respect to these two Portfolios. The investment management fees payable by each of these Portfolios would remain the same. LIM and its personnel would remain primarily responsible for management of the assets of each of these Portfolios on a daily basis, subject to the supervision of DMC.

     At a meeting held on February 23, 1996, the Board of Directors of the Fund, including the directors who are not parties to the Current or Proposed Agreements, and who are not "interested persons" (as defined in the 1940 Act) of LIM, DMC or any current or proposed sub-adviser (the "Independent Directors"), unanimously approved the Proposed Agreements, subject to shareholder approval as described herein. A further discussion of the factors considered by the Board in making its determination is indicated below under "EVALUATION OF THE PROPOSED AGREEMENTS BY THE BOARD OF DIRECTORS."

     The following summary provides information about the terms and conditions of the Current and Proposed Agreements and the Portfolios' current and proposed investment managers and sub-advisers. In the following discussion, the proposed investment management agreements and the proposed sub-advisory agreements are referred to collectively as the "Proposed Management Agreements" and the "Proposed Sub-Advisory Agreements," respectively. Similarly, the current investment management agreements and the current sub-advisory agreements are referred to collectively as the "Current Management Agreements" and the "Current Sub-Advisory Agreements," respectively.

TERMS AND CONDITIONS OF THE CURRENT AND PROPOSED MANAGEMENT AGREEMENTS

     LIM currently serves as the investment manager to each of the Portfolios under the Current Management Agreements with the Fund. The Current Management Agreements were approved by the Board of Directors as well as the shareholders of the respective Portfolios, and will continue in the event that shareholder approval of the Proposed Management Agreements is not obtained. Attached to this Proxy Statement as Exhibit C is a list of the Current Management Agreements, their respective dates of execution and the dates that such agreements were last approved by shareholders. Shareholders are not being asked to approve the continuation of the Current Management Agreements. Only the Proposed Management Agreements are being submitted for shareholder approval.

     THE OPERATIVE PROVISIONS OF THE PROPOSED MANAGEMENT AGREEMENTS ARE SUBSTANTIALLY SIMILAR IN ALL MATERIAL RESPECTS TO THE PROVISIONS OF THE CORRESPONDING CURRENT MANAGEMENT AGREEMENTS, WITH THE EXCEPTION OF CERTAIN DIFFERENCES HIGHLIGHTED BELOW UNDER "DIFFERENCES BETWEEN AGREEMENTS." THE INVESTMENT MANAGEMENT FEES PAYABLE BY THE FUND TO DMC ON BEHALF OF THE PORTFOLIOS UNDER THE PROPOSED MANAGEMENT AGREEMENTS (WHICH INCLUDE AMOUNTS DMC MAY PAY TO SUB-ADVISERS) ARE IDENTICAL TO THE FEES CURRENTLY BEING CHARGED BY LIM UNDER THE CORRESPONDING CURRENT MANAGEMENT AGREEMENTS, EXCEPT THAT THE PROPOSED INVESTMENT MANAGEMENT FEE PAYABLE WITH RESPECT TO LINCOLN NEW PACIFIC PORTFOLIO WILL BE REDUCED TO 0.80% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS ON AN ANNUALIZED BASIS, FROM THE CURRENT FEE RATE OF 1.10%.

     As further described below, the Board of Directors anticipates that the Portfolios may experience certain reductions in the costs of operating the Portfolios by virtue of reductions in administrative costs resulting from the selection of DMC as investment manager, and the Fund's use of DMC personnel to perform certain administrative functions. For purposes of this discussion of the Current and Proposed Management Agreements, LIM and DMC, as relevant, may collectively be referred to as the "Manager."

     Each Current and Proposed Management Agreement has an initial term of two years and provides that it will thereafter continue in effect from year to year only if such continuation is specifically approved at least annually with respect to each Portfolio by (i) a vote of a majority of the Board of Directors of the Fund, or (ii) a vote of a majority of the outstanding voting securities of the Portfolio, and (iii) in either case, separately by a majority of the Fund's Independent Directors. Each Current and Proposed Management Agreement may be terminated by the Board of Directors, or by a vote of a majority of the outstanding voting securities of the relevant Portfolio, or by the Manager at any time without penalty provided the Manager gives proper written notice. The Current Management Agreements require that the Manager give at least 30, but not more than 60 days' written notice, while the Proposed Management Agreements simply require 60 days' prior written notice of termination. The Current and Proposed Management Agreements each terminate automatically upon their assignment (as defined in the 1940 Act).

     Under the Current and Proposed Management Agreements, the Manager is obligated to manage the investment and reinvestment of the assets of the Portfolios, subject to the direction of the Board of Directors and officers of the Fund. Pursuant to the terms of the Current and Proposed Management Agreements, the Manager regularly makes decisions concerning what securities and other instruments to purchase or sell on behalf of a Portfolio and effects the purchase and sale of such securities and other instruments. Further, the Manager is obligated to furnish the Board of Directors with such information and reports regarding the Fund's investments as it deems appropriate or as the Board of Directors requests.

     The Current and Proposed Management Agreements authorize the Manager, at its own expense, to select and contract with one or more sub-advisers to perform some or all of the services for the Portfolios for which the Manager is ultimately responsible. The sub-advisers are subject to the direction of the Manager, as well as the ultimate supervision of the officers and Board of Directors of the Fund. Under the Current and Proposed Management Agreements, the Manager remains responsible for the actions of any such sub-adviser and may, in its sole discretion, terminate any such arrangement as it determines to be appropriate. It is therefore contemplated that DMC would regularly supervise and monitor the activities of the sub-advisers consistent with these obligations.

     Under each of the Current and Proposed Management Agreements, the Manager is authorized to place orders for the purchase or sale of securities or other instruments for the Portfolios. The primary objective when entering into portfolio transactions under each agreement is to obtain the best available price and most favorable execution for portfolio transactions. As provided in the Securities Exchange Act of 1934 (the "1934 Act") and the Current and Proposed Management Agreements, under certain circumstances higher commissions are permitted to be paid to brokers or dealers who provide brokerage and research services than to brokers or dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided.

     Each Current and Proposed Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or a reckless disregard of the performance of its duties to the Fund, the Manager shall not be liable to the Fund or any shareholder of the Fund for any action or omission in the course of, or in connection with, rendering services under the Current or Proposed Management Agreements or for any losses that may be sustained in the purchase, holding or sale of any security or otherwise.

     Attached to this Proxy Statement as Exhibit D is the form of Proposed Management Agreement between the Fund and DMC on behalf of each Portfolio. Except for the differences described below, the Current and Proposed Management Agreements are substantially similar in all material respects.

DIFFERENCES BETWEEN AGREEMENTS

     Each Current Management Agreement sets forth the rate of management fees for the Portfolio to which it relates. Exhibit C to this Proxy Statement contains a compilation of the rates of management fees under the Current Management Agreements, as well as a listing of the fees paid by the Fund on behalf of each Portfolio to, and the expenses as a percentage of net assets reimbursed by, the Manager for the Fund's most recently completed fiscal year. As noted above, the rate of management fees under the Proposed Management Agreements is identical to the rate under the corresponding Current Management Agreements, with the exception of a fee reduction in the case of Lincoln New Pacific Portfolio.

     1. FUND ADMINISTRATION

     One of the significant differences between the Current and Proposed Management Agreements relates to the administrative responsibilities of the Fund in performing its day-to-day operations. These responsibilities, common to all mutual funds, typically include corporate administration, clerical services, recordkeeping and bookkeeping. Another area of responsibility involves fund accounting, which includes the daily pricing of each Portfolio's portfolio of investments and the preparation of financial reports.

     Under the Current Management Agreements, LIM's responsibilities are limited to the provision of investment management-related services, and the Fund contracts separately with Investors Bank & Trust Company ("IBT") for the provision of administrative and fund accounting services. Under an administration agreement with IBT dated November 1, 1993, the Fund is obligated to pay monthly administrative fees based on the following annualized percentages of the combined average daily net assets of each Portfolio of the Fund: 0.05% of the first $500 million; 0.03% from $500 million to $800 million; 0.02% from $800 million to $1 billion; and 0.01% above $1 billion. For fiscal year 1995, the Fund paid IBT $274,166 (or approximately .24% of average net assets) which, pursuant to the agreement was the minimum annual fee payable by the Fund regardless of the amount of its assets. Fund accounting services are provided by IBT as part of a custodian agreement between the Fund and IBT dated
            . The Fund is obligated to pay monthly fees under the custodian agreement (which include fees for fund accounting) at an annual rate of 0.03% of the amount of domesticly held assets of the Fund, subject to certain minimums per Portfolio. For fiscal year 1995, the Fund paid IBT $392,500 (or approximately .34% of average net assets) under the custodian agreement which was the minimum annual fee payable by the Fund under the custodian agreement regardless of the amount of its assets. The administration fees and custody fees (which included fees for fund accounting services) in aggregate represented approximately .58% of the Fund's average net assets, due to the minimum fees provided for in the agreements with IBT. This ratio of fees to net assets would decrease if the amount of assets in the Portfolios were to increase.

     Under the Proposed Management Agreements, DMC is responsible for administering the affairs of the Fund, and provides some of the administrative services described above for no additional fee. As in the case of the other funds in the Delaware Group for which DMC acts as investment manager, the administrative services provided by DMC would include all those services currently provided by IBT to the Fund, except for the fund accounting services described above. Fund accounting services would be provided by Fund employees who are also employees of DMC as well as employees of the other funds in the Delaware Group. The expenses of those services will be borne by the Fund directly, outside the operation of the Proposed Management Agreements. The Fund would be charged its pro rata share of the complex-wide cost of those services (including employee salaries) based on its relative net assets. The Board of Directors and officers of the Fund anticipate that the Fund will benefit from savings resulting from increased efficiencies and economies of scale as a result of this proposed arrangement because these costs are spread among all of the funds in the Delaware Group. However, there is no assurance that such savings will result.

     2. ABSENCE OF CONTRACTUAL FEE WAIVER

     Each Current Management Agreement includes a provision under which LIM agrees to a reduction of its management fees in the event that the expenses of the Portfolio for any fiscal year (including the advisory and administrative fees payable by the Fund but excluding interest, taxes, organization expenses, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) exceed the lowest applicable annual expense limitation established by jurisdictions in which the Portfolio's shares are offered for sale. Any such reductions to LIM's compensation are subject to readjustment during any fiscal year of the Fund.

     The Proposed Management Agreements do not contain specific contractual provisions regarding fee waivers or expense reimbursements. As a practical matter, however, this difference is not meaningful because the Fund's distributor, Delaware Distributors, L.P. ("DDLP"), intends to distribute the Fund's shares in all 50 states. In order for the Fund's shares to continue to be registered in California, the state with the most stringent expense limitation, DMC must agree to waive its fees or reimburse expenses to meet the expense limitation. While DMC's waivers and reimbursements are voluntary and it is DMC's practice to review these voluntary commitments every six months, it is unlikely that DMC would remove such waivers or reimbursements to preclude sales of the Fund's shares in certain states, including California.

     Currently, LIM is voluntarily reimbursing the Fund for the Portfolios' expenses in excess of the amounts necessary to meet the most stringent state-imposed annual expense limitation. The amount of each Portfolio's expenses, expressed as a percentage of each Portfolio's assets, that were reimbursed by LIM during the Fund's most recently completed fiscal year is shown in Exhibit C to this Proxy Statement. DMC has voluntarily committed to the Board of Directors to waive its fees or reimburse expenses for the first six months that it serves as investment manager for each Portfolio in amounts sufficient to meet the expense reimbursements currently being maintained by LIM. Thereafter, DMC will review its voluntary commitments with respect to waivers and reimbursements in accordance with its general practice.

     3. BROKERAGE ISSUES

     Under the Proposed and Current Management Agreements, the Manager is authorized, consistent with the requirements of the 1934 Act, to pay higher commissions to brokers or dealers who provide certain brokerage and research services to the Fund, compared to the commissions that another broker or dealer would have charged for a similar transaction, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Under the Current Management Agreements, the decision whether to "pay up" for brokerage is left to the discretion of LIM and the agreements recognize that LIM may use such brokerage and research services in connection with its services to other clients. Under the Proposed Management Agreements, DMC is required to request approval from the Fund's Board of Directors or officers to "pay up" for such services. The Proposed Management Agreements also provide that, to the extent consistent with the requirements of the Rules of the U.S. Securities and Exchange Commission and the National Association of Securities Dealers, Inc., these orders may be placed with brokers who sell shares of funds for which the Manager provides investment advisory services.

TERMS AND CONDITIONS OF THE CURRENT AND PROPOSED SUB-ADVISORY AGREEMENTS

     Pursuant to the Current Sub-Advisory Agreements, the following investment advisers, which are each registered under the Advisers Act, have agreed to provide sub-advisory services to LIM with respect to certain Portfolios. Provident serves as sub-adviser to Lincoln U.S. Growth Portfolio; Walter Scott serves as sub-adviser to Lincoln World Growth Portfolio; and Lynch & Mayer serves as sub-adviser to Lincoln Enterprise Portfolio. In addition, until December 29, 1995, John Govett served as sub-adviser to LIM with respect to the Lincoln New Pacific Portfolio. On that date, Allied Irish Banks, Ltd. acquired control of John Govett and the sub-advisory agreement between LIM and John Govett terminated by operation of law. John Govett has agreed with the Fund and LIM to continue to provide sub-advisory services with respect to the Lincoln New Pacific Portfolio in a manner consistent with the terminated sub-advisory agreement during the period from December 29, 1995 until a new sub-advisory agreement with John Govett is executed, except that John Govett will not receive compensation for such services during that time.

     Each Current Sub-Advisory Agreement was approved by the Board of Directors and the applicable Portfolio's shareholders. Attached to this Proxy Statement as Exhibit C is a list of the Current Sub-Advisory Agreements, their respective dates of execution and the dates that such agreements were last submitted to shareholders. Shareholders are not being asked to approve the continuation of the Current Sub-Advisory Agreements. Only the Proposed Sub-Advisory Agreements are being submitted for shareholder approval.

     Under the proposed consolidation of LNC's mutual fund operations, Lynch & Mayer would replace Provident as sub-adviser for Lincoln U.S. Growth Portfolio. The Board of Directors believes that the Portfolio will benefit from Lynch & Mayer's services, as well as the ability of DMC, as manager and an affiliate of Lynch & Mayer, to monitor and supervise the investment activities on behalf of the Portfolio. For Lincoln Corporate Income Portfolio and Lincoln Government Income Portfolio, LIM, the current investment manager, is proposed as the sub-adviser. The sub-advisers currently in place for Lincoln World Growth Portfolio, Lincoln New Pacific Portfolio and Lincoln Enterprise Portfolio would not change.

     Attached to this Proxy Statement as Exhibit E is the form of Proposed Sub-Advisory Agreement between DMC with respect to each Portfolio and the various sub-advisers. Except for the reduction of the sub-advisory fees payable to John Govett with respect to the Lincoln New Pacific Portfolio described below, the Proposed Sub-Advisory Agreements are, as to all material terms, substantially similar to the Current Sub-Advisory Agreements between LIM and the sub-advisers. The Proposed Sub-Advisory Agreements are substantially the same as the form of Proposed Management Agreement described and discussed above, except that the activities of the sub-advisers would be subject to the supervision and control of DMC as well as the Board of Directors, and the sub-advisers would not be responsible for the provision of administrative services to the Fund. One difference between the Current and Proposed Sub-Advisory Agreements is that the sub-advisers will not be authorized to pay higher brokerage commissions in respect of brokerage or research services provided by brokers or dealers, without the approval of the Fund's officers or Board of Directors. The Board of Directors and officers of the Fund believe that any differences between the Current and Proposed Sub-Advisory Agreements are not material and that the scope and quality of the respective sub-advisers' services will, under the Proposed Sub-Advisory Agreements, be at least equivalent to the scope and quality of the services previously provided.

     The fees payable under the Current and Proposed Sub-Advisory Agreements are the sole responsibility of the Manager and are payable by the Manager irrespective of its entitlement to fees or any of its commitments to waive fees or provide for reimbursement of expenses. Exhibit C of this Proxy Statement contains a compilation of the rates of sub-advisory fees payable by LIM under the Current Sub-Advisory Agreements, as well as a listing of the amount of such fees paid by LIM to the sub-advisers during the Fund's most recently completed fiscal year.

     The annual sub-advisory fees described in Exhibit C for the Lincoln Enterprise Portfolio, the Lincoln U.S. Growth Portfolio and the Lincoln World Growth Portfolio are the same as the sub-advisory fees to be paid by DMC under the Proposed Sub-Advisory Agreements. The annual sub-advisory fee to be paid by DMC to John Govett with respect to the Lincoln New Pacific Portfolio represents a fee reduction from 0.80% to 0.50% of average daily net assets, which corresponds to the overall annual management fee reduction under the Proposed Management Agreement for that Portfolio from 1.10% to 0.80% of average daily net assets. The rate of fees payable by DMC to LIM as sub-adviser to Lincoln Corporate Income Portfolio and Lincoln Government Income Portfolio under the Proposed Sub-Advisory Agreements for those two Portfolios is the same as the investment management fee rate that is payable to LIM under the Current Management Agreements relating to those Portfolios during the Fund's most recently completed fiscal year, and therefore, represents no change in the rate of fees that will be payable by each of those Portfolios.

INFORMATION ABOUT DMC

     The present directors and principal executive officers of DMC, and their principal occupations, which are their positions with DMC, are as follows: Wayne
A. Stork, Chairman, President, Chief Executive Officer and Chief Investment Officer; Richard G. Unruh, Jr., Executive Vice President; Winthrop S. Jessup, Executive Vice President; Paul E. Suckow, Executive Vice President/Chief Investment Officer, Fixed Income and George M. Chamberlain, Jr., Senior Vice President and Secretary. All of the directors and officers of DMC may be contacted at One Commerce Square, Philadelphia, Pennsylvania 19103.

     DMH, through its wholly-owned subsidiary DMH Corp., owns 100% of the voting securities of DMC. Lincoln National Corporation, through its wholly-owned subsidiary, Lincoln National Investment Companies, Inc., owns 100% of the outstanding shares of common stock of DMH, and may be deemed to control DMH. The address of DMH is One Commerce Square, Philadelphia, Pennsylvania 19103. The address of DMH Corp. is Foulkstone Plaza, 1403 Foulk Road, Suite 102, Wilmington, Delaware 19803. The address of Lincoln National Corporation and Lincoln National Investment Companies, Inc. is 200 East Berry Street, Fort Wayne, Indiana 46802.

     Attached to this Proxy Statement as Exhibit F is a chart identifying other investment companies with investment objectives similar to those of the Portfolios for which DMC serves as investment manager, the fees charged by DMC and the size of each such investment company.

     In connection with the merger of DMH and LNC whereby DMH became an indirect, wholly-owned subsidiary of LNC, cash consideration of $301 million was paid to the holders of DMH common stock, options, warrants, phantom stock and phantom stock equivalents ("DMH Equity"). The cash consideration was allocated to holders of DMH Equity so that each such holder received the same amount per share (on a fully-diluted basis) after deducting from the amounts payable to the holders of DMH options and warrants the exercise price of the options or warrants.

     Most of the cash consideration was paid to the holders of DMH Equity at the closing of the merger; however, a portion of the cash consideration was paid after closing to holders of options that did not vest as of the closing date of the merger and holders of phantom stock that could not have been "put" to DMH, as a result of the merger, under the terms of the relevant phantom stock agreement.

     In addition to the $301 million of cash consideration, the holders of DMH Equity are entitled to receive, subject to the satisfaction of certain conditions, a contingent payment of up to a maximum of $22.5 million on June 1, 1997. The amount of this contingent payment will depend upon the cumulative management revenues (i.e., investment management and advisory or sub-advisory fees) of DMH during the period April 1, 1995 through March 31, 1997 (the "Measurement Period"). If the cumulative management revenues during the Measurement Period do not exceed $245.6 million, no contingent payment will be made. If cumulative management revenues exceed that amount, then a contingent payment will be made by LNC in an amount determined by multiplying $22.5 million by a fraction, the numerator of which will be the amount by which cumulative management revenues during the Measurement Period exceed $245.6 million, and the denominator of which is $26.9 million.

     Wayne A. Stork, a nominee for director of the Fund, received approximately 3.90% of the consideration described above as a holder of DMH Equity. A certain portion of this amount will be paid in the future, based upon vesting schedules, not later than August 1, 1996. Such percentage may vary due to additional grants or forfeitures, if any, of options and phantom stock. The percentage set forth in this paragraph assumes that Mr. Stork remains employed by DMH long enough to receive all consideration payable in connection with the merger to which he is entitled.

     In connection with the merger, Wayne A. Stork, a nominee for director and Chairman, President, Chief Executive Officer and Director of DMH; Chairman, President, Chief Executive Officer, Chief Investment Officer and Director of DMC; Chairman, Chief Executive Officer and Director of Delaware International Advisers Ltd.; Chairman and Director of Delaware Pooled Trust, Inc.; and Chairman, President, Chief Executive Officer and Director and/or Trustee of 16 of the funds in the Delaware Group executed an employment agreement with DMH and LNC, providing that he will continue in the employ of DMH for a period of approximately four years from the date of the merger.

INFORMATION ABOUT THE SUB-ADVISERS

     The following portion of this Proxy Statement contains information regarding the entities who are proposed as sub-advisers to DMC under the Proposed Sub-Advisory Agreements, including their ownership and key personnel. Also included is information regarding Provident, which will be replaced by Lynch & Mayer as sub-adviser to the Lincoln U.S. Growth Portfolio under the proposed arrangement. As described above with respect to DMC, Exhibit F of this Proxy Statement contains a chart identifying other investment companies for which the sub-advisers serve as investment manager or sub-adviser with investment objectives similar to those of the Portfolios, the fees charged by the sub-advisers for providing services to such companies and the size of each such investment company. All of the information relating to the current and proposed sub-advisers was provided by the sub-advisers and has not been independently verified by the Fund.

     LYNCH & MAYER, INC.

     Lynch & Mayer is an investment adviser registered under the Advisers Act, and is the current and proposed sub-adviser to LIM with respect to Lincoln Enterprise Portfolio, and the proposed sub-adviser with respect to Lincoln U.S. Growth Portfolio. Lynch & Mayer, which is located at 520 Madison Avenue, New York, New York 10022, provides investment advice to pension funds, foundations, endowments, trusts and high net worth individuals and families, and had assets under management, as of December 31, 1995, in excess of $6.6 billion.

     The directors and principal executive officers of Lynch & Mayer, along with their principal occupations, which are their positions with Lynch & Mayer, are as follows: [to come]. The business address of these persons is 520 Madison Avenue, New York, New York 10022.

     Lincoln National Corporation, through its wholly-owned subsidiary, Lincoln National Investment Companies, Inc., owns 100% of the outstanding shares of common stock of Lynch & Mayer, and controls Lynch & Mayer. The address of Lincoln National Corporation and Lincoln National Investment Companies, Inc. is 200 East Berry Street, Fort Wayne, Indiana 46802.

     PROVIDENT INVESTMENT COUNSEL

     Provident is an investment adviser registered under the Advisers Act, and is the current sub-adviser to LIM with respect to Lincoln U.S. Growth Portfolio. In connection with the consolidation of LNC's mutual fund operations, it is proposed that Provident be replaced by Lynch & Mayer as sub-adviser to Lincoln U.S. Growth Portfolio. Provident is located at 300 North Lake Avenue, Penthouse Suite, Pasadena, California 91101-4106 and provides investment advice to pension funds, foundations, endowments and mutual funds and had assets under management, as of December 31, 1995, of $ billion.

     The directors and principal executive officer of Provident along with their principal occupations, which are their positions with Provident, are as follows:
Robert M. Kommerstad, Chief Executive Officer and Chairman of the Board; Jeffrey
J. Miller, Managing Director and Secretary; Thomas J. Condon, Managing Director; George E. Handtmann, III, Managing Director; and Larry D. Tashjian, Managing Director. The business address of these persons is 300 North Lake Avenue, Penthouse Suite, Pasadena, California 91101-4106.

     Provident is an indirect, wholly-owned subsidiary of United Asset Management Corporation ("UAM"), through UAM's wholly-owned subsidiary United Asset Management Holdings, Inc. ("UAM Holdings"), which owns 100% of the outstanding shares of common stock of Provident. UAM is located at One International Place, Boston, Massachusetts 02110, and UAM Holdings is located at 103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19810.

     WALTER SCOTT & PARTNERS LIMITED

     Walter Scott is an investment adviser registered under the Advisers Act, and is the current and proposed sub-adviser to LIM with respect to Lincoln World Growth Portfolio. Walter Scott, which is located at Millburn Tower, Gogar, Edinburgh, Scotland EH12 9BS, provides investment advice to pension funds and foundations and had assets under management, as of December 31, 1995, in excess
of U.S. $     billion.

     [DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS TO COME]

     JOHN GOVETT & CO. LIMITED

     John Govett is an investment adviser registered under the Advisers Act, and is the current and proposed sub-adviser with respect to Lincoln New Pacific Portfolio. John Govett, which is located at Shackleton House, 4 Battle Bridge Lane, London, U.K. SE1 2HR, provides investment advice to investment trusts, investment companies, mutual funds and pension funds, and had assets under management, as of December 31, 1995, of approximately U.S. $5.1 billion.

     The directors and principal executive officers of John Govett, along with their principal occupations, which are their positions with John Govett, are as follows: Kevin J.T. Pakenham, Co-Chairman, Chief Executive Officer and Director; Charles A. Fowler, Co-Chairman and Director; Peter S.L. Pejacsevich, Chief Investment Officer and Director; and Brian M. Lee, Managing Director of Operations and Director. The business address of these persons is Shackleton House, 4 Battle Bridge Lane, London, U.K. SE1 2HR.

     On December 29, 1995, John Govett became an indirect subsidiary of Allied Irish Banks, p.l.c. ("AIB") pursuant to a sale and purchase agreement (the "Sale Agreement"). Under the 1940 Act, such a change in the ownership and control of John Govett resulted in an "assignment" of the sub-advisory agreement with LIM with respect to Lincoln New Pacific Portfolio, and the automatic termination of such agreement. Since that time, John Govett has continued to provide sub-advisory services with respect to Lincoln New Pacific Portfolio under the terms and conditions of the Current Sub-Advisory Agreement but without receiving compensation, pending approval by shareholders of Lincoln New Pacific Portfolio of a new sub-advisory agreement. In view of this change in control, it is necessary for shareholders of Lincoln New Pacific Portfolio to approve a new investment sub-advisory agreement independent of the proposed consolidation of LNC's mutual fund operations.

     Pursuant to the Sale Agreement, John Govett Holdings Limited, an indirect, newly-formed, majority-owned subsidiary of AIB, acquired all of the outstanding capital shares of John Govett from its former parent London Pacific Holdings Limited, for L50 million. John Govett Holdings Limited has represented that it does not intend to make any significant changes in the way John Govett conducts its business. The sub-advisory services that John Govett currently provides with respect to Lincoln New Pacific Portfolio are expected to continue essentially unchanged. To facilitate this continuity, John Govett Holdings Limited has entered into employment contracts with each of Messrs. Kevin J.T. Pakenham, Peter S.L. Pejacsevich, Charles A. Fowler and Brian M. Lee, who, as noted above, are all officers and directors of John Govett.

     John Govett intends to adhere to the provisions of Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act provides that when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated with respect to the change in control.

     The second condition is that during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. The current nominees for election to the Board of Directors of the Fund, as described above under Proposal 1 of this Proxy Statement, meet this condition of
Section 15(f).

     LINCOLN INVESTMENT MANAGEMENT, INC.

     LIM, an investment adviser registered under the Advisers Act, is currently the investment manager to each Portfolio of the Fund, and is proposed to be the sub-adviser to DMC with respect to Lincoln Corporate Income Portfolio and Lincoln Government Income Portfolio (Portfolios for which there currently is no sub-adviser). LIM provides investment services to LNC and its principal subsidiaries and acts as investment adviser to other clients in addition to the Fund. As of December 31, 1995, LIM had total assets under management of $37.7 billion.

     LNC, through its wholly-owned subsidiary, Lincoln National Investment Companies, Inc., owns 100% of the outstanding shares of common stock of LIM, and may be deemed to control LIM. The address of LNC and Lincoln National Investment Companies, Inc. is 200 East Berry Street, Fort Wayne, Indiana 46802, the same address as LIM. The directors and principal executive officers of LIM, along with their principal occupations, which are their positions with LIM (with the exception of Janet Whitney, whose principal occupation is Vice President and Treasurer of LNC), are as follows:

               NAME                                 POSITION WITH LIM
-----------------------------------  ------------------------------------------------
H. Thomas McMeekin.................  President and Director
Bruce Barton.......................  Senior Vice President
Dennis A. Blume....................  Senior Vice President and Director
Steven R. Brody....................  Senior Vice President, Assistant Treasurer and
                                     Director
Ann L. Warner......................  Senior Vice President
JoAnn E. Becker....................  Vice President
David A. Berry.....................  Vice President
Anne E. Bookwalter.................  Vice President
Philip C. Byrde....................  Vice President
Patrick R. Chasey..................  Vice President
Garrett W. Cooper..................  Vice President
David C. Fischer...................  Vice President
Luc N. Girard......................  Vice President
Donald P. Groover..................  Vice President
William N. Holm, Jr. ..............  Vice President
Jennifer C. Hom....................  Vice President
John A. Kellogg....................  Vice President
Timothy H. Kilfoil.................  Vice President
Lawrence T. Kissko.................  Vice President
Walter M. Korinke..................  Vice President
Lawrence M. Lee....................  Vice President
Thomas A. McAvity, Jr. ............  Vice President
Harold F. McElraft.................  Vice President
Marybeth Montgomery................  Vice President
John David Moore...................  Vice President
Oliver H. G. Nichols...............  Vice President
David C. Patch.....................  Vice President
Joseph T. Pusateri.................  Vice President
Gregory E. Reed....................  Vice President
Bill L. Sanders....................  Vice President
Milton W. Shuey....................  Vice President
Gerald M. Weiss....................  Vice President
Janet C. Whitney...................  Vice President and Treasurer

     The business address of these persons is 200 East Berry Street, Fort Wayne, Indiana 46802.

EVALUATION OF THE PROPOSED AGREEMENTS BY THE BOARD OF DIRECTORS

     The Fund's current Board of Directors believes that the terms and conditions of the Proposed Agreements are fair to, and in the best interests of, the Fund, the Portfolios and the Fund's shareholders. The Board of Directors, including the Independent Directors, has approved the Proposed Agreements and unanimously recommends shareholder approval. In evaluating the Proposed Agreements and making their recommendation, the Board reviewed and contrasted the operations of the Fund with the operations of the funds in the Delaware Group. The Independent Directors also separately retained the law firm of Sidley & Austin, Chicago, Illinois, to assist them in their deliberations concerning approval of the Proposed Agreements.

     The Board considered the experience, practices and overall investment management capabilities of DMC and its key personnel. Similarly, the Board reviewed and evaluated the experience of each proposed sub-adviser and its key personnel, as well as the performance of the Portfolio for which certain sub-advisers would continue to serve. With respect to John Govett, the Board, including the Independent Directors, specifically considered the fact that the new parent company of John Govett had entered into employment agreements with all key personnel of John Govett who are involved with the management of Lincoln New Pacific Portfolio, and that John Govett would continue to be operated in a manner that is similar to the manner in which it was operated prior to the change in control.

     The Board, including the Independent Directors, also considered the fact that the investment management and sub-advisory fees payable under the Proposed Agreements will remain the same as those under the Current Agreements (or be reduced for the Lincoln New Pacific Portfolio), and that the Fund would benefit from the possibility of potential savings on administrative fees resulting from the use of employees of the Delaware Group to provide certain administrative services. The Board also considered DMC's commitment to the Board that DMC would continue the fee waivers or expense reimbursements currently provided by LIM to reduce the expenses of the Portfolios.

     The Board, including the Independent Directors, also considered other factors deemed to be relevant to the approval of the Proposed Agreements including, but not limited to: (1) the fees and expense ratios of comparable mutual funds; (2) the past performance of the Portfolios and other investment companies managed by DMC and the sub-advisers; (3) the nature and quality of the services expected to be rendered to the Fund by DMC and the sub-advisers; (4) the similarities and differences between the Current and Proposed Management and Sub-Advisory Agreements; (5) the increased ability of the Delaware Group to market the shares of the Portfolios through its distribution system after the consolidation and (6) other factors deemed relevant.

OTHER AGREEMENTS WITH THE FUND

     The Fund is currently a party to distribution agreements relating to each Portfolio with DDLP, whose principal address is 1818 Market Street, Philadelphia, Pennsylvania 19103. DDLP is an affiliate of DMC, and also became affiliated with LIM as a result of LNC's acquisition of DMH on April 3, 1995. Pursuant to such distribution agreements, which were approved by the Fund's Board of Directors on July 21, 1995, and took effect on September 25, 1995, DDLP provides underwriting, distribution and marketing services to the Portfolios, and may be compensated by the receipt of payments under Rule 12b-1 Plans adopted by the Fund. The payments received by DDLP in 12b-1 Plan fees for services rendered to each Portfolio of the Fund during the period from September 25, 1995 through the end of the Fund's most recently completed fiscal year on October 31, 1995 are set forth in Exhibit G.

     Prior to September 25, 1995, the Fund was a party to a distribution agreement with LNC Equity Sales, Inc. ("LNC Equity") under which LNC Equity acted as the principal underwriter and national distributor of the Portfolios' shares. LNC Equity is an affiliate of LIM, and also became affiliated with DMC as a result of LNC's acquisition of DMH on April 3, 1995. The payments received by LNC Equity in 12b-1 Plan fees for services rendered to each Portfolio of the Fund from the beginning of the Fund's most recently completed fiscal year through September 25, 1995, when DDLP took over the distribution of the Fund's shares, are set forth in Exhibit G.

     No portfolio transactions were placed through any LIM affiliate during the Fund's last fiscal year, hence no brokerage was paid by the Fund to any LIM affiliates.

     The Fund is also currently a party to shareholder servicing agreements relating to each Portfolio with Delaware Service Company, Inc. ("DSC") pursuant to which DSC provides shareholder servicing, dividend disbursing and transfer agency services on behalf of the Portfolios. DSC is an affiliate of DMC, and also became affiliated with LIM as a result of LNC's acquisition of DMH on April 3, 1995. These agreements will continue in effect, whether or not the Current and Proposed Agreements are approved by shareholders. The payments received by DSC under the shareholder servicing agreements for the period from September 25, 1995 through October 31, 1995 are set forth in Exhibit H.

APPROVAL OF PROPOSED AGREEMENTS

     If approved by shareholders, the Proposed Agreements will become effective at the close of business on or about May 3, 1996. The Proposed Agreements will be effective for a period of two years and, thereafter, may be extended from year to year with approval by the Board of Directors or by vote of a majority of the outstanding voting securities of a Portfolio and, in either case, separately by a majority of the Independent Directors.

     With respect to a Portfolio, if a Proposed Agreement is not approved by the shareholders of such given Portfolio, the Current Agreement for that Portfolio will continue in effect under its present terms and, thereafter, so long as it is renewed annually by the Independent Directors, with the exception of the sub-advisory agreement between LIM and John Govett which has terminated. If shareholder approval of the Proposed Sub-Advisory Agreement between DMC and John Govett is not obtained, the Board of Directors of the Fund will promptly consider the appropriate action to take in this regard.

REQUIRED VOTE

     Approval of a Proposed Agreement for a Portfolio requires the favorable vote of the holders of a majority of the outstanding shares of that Portfolio, as defined in the 1940 Act, which means the vote of (i) a majority of the outstanding shares of the Portfolio, or (ii) 67 percent of the shares represented at a meeting of shareholders at which the holders of more than 50 percent of the outstanding shares are represented, whichever is less.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors of the Fund unanimously recommends that the shareholders of each Portfolio of the Fund vote to approve the Proposed Agreements applicable to each such Portfolio.

OTHER INFORMATION

CHANGE IN NAME OF THE FUND AND THE PORTFOLIOS

     In connection with the proposals outlined herein, the Board of Directors has also approved a change in name of the Fund to Delaware Group Advisor Funds, Inc. The Board has also approved a change in name of each Portfolio, as set forth below. In each case, the name changes will become effective on or about May 3, 1996, subject to the approval of the Proposed Management Agreements.

                      CURRENT NAME                               NEW NAME
    ------------------------------------------------  -------------------------------
    Lincoln Enterprise Portfolio....................  Delaware Enterprise Fund
    Lincoln U.S. Growth Portfolio...................  Delaware U.S. Growth Fund
    Lincoln World Growth Portfolio..................  Delaware World Growth Fund
    Lincoln New Pacific Portfolio...................  Delaware New Pacific Fund
    Lincoln Corporate Income Portfolio..............  Delaware Corporate Income Fund
    Lincoln Government Income Portfolio.............  Delaware Federal Bond Fund

SHAREHOLDER PROPOSALS

     The Fund does not hold regular annual meetings of shareholders. If an annual meeting of shareholders of the Fund is held in 1996, shareholder
proposals for that meeting must be received no later than           , 1996. Such
proposals should be sent to the Fund, directed to the attention of its Secretary, at its principal executive office.

     THE FUND'S MOST RECENT ANNUAL REPORT IS AVAILABLE AT NO COST TO FUND SHAREHOLDERS, UPON WRITTEN OR ORAL REQUEST BY CONTACTING THE FUND AT 1818 MARKET STREET, PHILADELPHIA, PA 19103 OR BY CALLING 1-800-9ADVISOR.

     Exhibit I lists all shareholders owning more than 5% of any class of any Portfolio of the Fund as of February 1, 1996.

                                           PRISCILLA S. BROWN
                                           President

                                                     , 1996

                                   EXHIBIT A

                    OUTSTANDING SHARES AS OF MARCH 15, 1996

                               PORTFOLIO                                      SHARES
------------------------------------------------------------------------  --------------
LINCOLN GROWTH AND INCOME PORTFOLIO
     Class A............................................................   1,256,548.103
     Class B............................................................     102,670.927
     Class C............................................................       6,003.505
     Class D............................................................     631,336.563
LINCOLN ENTERPRISE PORTFOLIO
     Class A............................................................   1,342,685.000
     Class B............................................................     172,622.377
     Class C............................................................       4,866.364
     Class D............................................................     528,061.067
LINCOLN U.S. GROWTH PORTFOLIO
     Class A............................................................   1,110,502.790
     Class B............................................................      60,199.502
     Class C............................................................       3,113.227
     Class D............................................................     453,552.122
LINCOLN WORLD GROWTH PORTFOLIO
     Class A............................................................   1,158,718.774
     Class B............................................................      98,611.834
     Class C............................................................       4,100.072
     Class D............................................................         440.241
LINCOLN NEW PACIFIC PORTFOLIO
     Class A............................................................   1,230,580.258
     Class B............................................................      55,563.140
     Class C............................................................       1,791.120
     Class D............................................................         559.204
LINCOLN GOVERNMENT INCOME PORTFOLIO
     Class A............................................................   1,142,840.129
     Class B............................................................      31,985.661
     Class C............................................................       1,765.317
     Class D............................................................         520.790
LINCOLN CORPORATE INCOME PORTFOLIO
     Class A............................................................   1,204,020.779
     Class B............................................................      37,023.203
     Class C............................................................         423.341
     Class D............................................................     360,815.773

                               PORTFOLIO                                      SHARES
------------------------------------------------------------------------  --------------
LINCOLN TAX-FREE INCOME PORTFOLIO.......................................
     Class A............................................................   1,123,091.854
     Class B............................................................      24,582.654
     Class C............................................................       2,870.013
     Class D............................................................           0.000
LINCOLN CASHFUND PORTFOLIO..............................................
     Class A............................................................  11,403,213.181
     Class B............................................................           0.000

                                   EXHIBIT B

                         EXECUTIVE OFFICERS OF THE FUND

     The following individuals are executive officers of the Fund:

                                                              BUSINESS EXPERIENCE
                OFFICER/TITLE                  AGE           DURING PAST FIVE YEARS
---------------------------------------------  ----    ----------------------------------
Priscilla S. Brown, President................    38
JoAnn E. Becker, Vice President..............
David A. Berry, Vice President...............
Dennis A. Blume, Vice President..............
Steven K. Brody, Vice President,
  Treasurer and Chief Financial Officer......
Ann L. Warner, Vice President................
David G. Humes, Assistant Vice President and
  Chief Accounting Officer...................

                                   EXHIBIT C

         INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY
          AGREEMENTS FOR THE PORTFOLIOS OF LINCOLN ADVISOR FUNDS, INC.

                                                                                DATE AND REASON
                         ASSET                                                  AGREEMENT LAST                   SUB-ADVISORY
                          SIZE                                                   SUBMITTED TO                     FEE RATE*
                         AS OF     INVESTMENT                     DATE OF        SHAREHOLDERS       MANAGEMENT     (PAID BY
       PORTFOLIO        10/31/95    MANAGER      SUB-ADVISER     AGREEMENT       FOR APPROVAL       FEE RATE*      MANAGER)
----------------------- --------   ----------   --------------   ---------    -------------------   ----------   ------------
                         (000)
Lincoln U.S. Growth
 Portfolio............. $ 20,043       LIM                        10/25/93    9/23/93                  0.70%
                                                                              Approved by Initial
                                                                              Shareholder
                                                Provident          1/26/95    1/26/95                                0.40%
                                                Investment                    Approved by
                                                Counsel                       Shareholders after
                                                                              change in control
                                                                              of Sub-Adviser
Lincoln World Growth
 Portfolio............. $ 18,987       LIM                        10/25/93    9/23/93                  1.10%
                                                                              Approved by Initial
                                                                              Shareholder
                                                Walter Scott &    11/29/93    9/23/93                                0.80%
                                                Partners                      Approved by Initial
                                                Limited                       Shareholder
Lincoln New Pacific
 Portfolio............. $ 14,404       LIM                        10/25/93    9/23/93                  1.10%
                                                                              Approved by Initial
                                                                              Shareholder
                                                John Govett &     11/29/93    9/23/93                                0.80%
                                                Co. Limited                   Approved by Initial
                                                                              Shareholder
Lincoln Enterprise
 Portfolio............. $ 11,006       LIM                        10/25/93    [ / /                    0.80%
                                                                              Approved by Initial
                                                                              Shareholder]
                                                Lynch & Mayer,    11/29/93    [ / /                                  0.50%
                                                Inc.                          Approved by Initial
                                                                              Shareholder]
Lincoln Corporate
 Income Portfolio...... $ 12,355       LIM      None              10/25/93    [ / /                    0.30%          N/A
                                                                              Approved by Initial
                                                                              Shareholder]
Lincoln Government
 Income Portfolio...... $ 15,588       LIM      None              10/25/93    [ / /                    0.30%          N/A
                                                                              Approved by Initial
                                                                              Shareholder]

                                            SUB-ADVISORY     EXPENSES AS A
                           MANAGEMENT       FEES PAID BY     PERCENTAGE OF
                            FEES PAID          MANAGER        NET ASSETS
                          (FISCAL YEAR      (FISCAL YEAR      REIMBURSED
       PORTFOLIO         ENDED 10/31/95)   ENDED 10/31/95)    BY MANAGER
-----------------------  ---------------   ---------------   -------------
                        <
Lincoln U.S. Growth
 Portfolio.............     $ 105,965                              .33%
                                              $  69,552
Lincoln World Growth
 Portfolio.............     $ 142,529                             1.11%
                                              $ 103,658
Lincoln New Pacific
 Portfolio.............     $ 119,820                             1.88%
                                              $  87,144
Lincoln Enterprise
 Portfolio.............     $ 116,353                              .57%
                                              $  72,723
Lincoln Corporate
 Income Portfolio......     $                       N/A            .62%

Lincoln Government
 Income Portfolio......     $                       N/A            .81%

---------------

* Based on average daily net assets.

                                   EXHIBIT D

                       DELAWARE GROUP ADVISOR FUNDS, INC.
                       DELAWARE                     FUND

                        INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT, made by and between DELAWARE GROUP ADVISOR FUNDS, INC., Maryland
corporation ("Fund") on behalf of the DELAWARE                     FUND,
(Portfolio") and DELAWARE MANAGEMENT COMPANY, INC., a Delaware corporation ("Investment Manager").

                                  WITNESSETH:

     WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940 and is comprised of six portfolios, including the Portfolio; as a separate series of the Fund, each portfolio engages in the business of investing and reinvesting its assets in securities, and further

     WHEREAS, the Investment Manager is a registered Investment Adviser under the Investment Advisers Act of 1940 and engages in the business of providing investment management services; and further

     WHEREAS, the Board of Directors approved a restructuring ("Restructuring") of the Fund and each of its portfolios for the purpose of integrating the Fund into the Delaware Group of Funds; and further

     WHEREAS, as part of the Restructuring, the names of the Fund and the Portfolio were changed from the Lincoln Advisor Funds, Inc. and Lincoln
               Portfolio to, respectively, Delaware Group Advisor Funds, Inc.
and Delaware                Fund; and the Investment Manager was selected to
replace Lincoln Investment Management, Inc. (formerly Lincoln National Investment Management Company), which served as investment manager for the Portfolio under an Investment Advisory Agreement dated as of the 25th of October, 1993; and further

     WHEREAS, in connection with the changes in investment manager, the Fund and the Investment Manager desire to enter into this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Fund hereby employs the Investment Manager to manage the investment and reinvestment of the Portfolio's assets and to administer its affairs, subject to the direction of the Fund's Board of Directors and officers of the Fund for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent of the Fund. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Portfolio and shall effect the purchase and sale of such investments in furtherance of the Portfolio's objectives and policies and shall furnish the Board of Directors of the Fund with such information and reports regarding the Portfolio's investments as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request.

     2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Directors, officers and employees of the Investment Manager may be directors, officers and employees of any of the funds (including the Fund) of which Delaware Management Company, Inc. is investment manager. Directors, officers and employees of the Investment Manager who are directors, officers and/or employees of these funds shall not receive any compensation from the funds for acting in such dual capacity.

     In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Fund and Investment Manager may share facilities common to each, with appropriate proration of expenses between them.

     3. (a) Subject to the primary objective of obtaining the best available prices and execution, the Investment Manager will place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected who provide statistical, factual and financial information and services to the Fund, to the Investment Manager, to any Sub-Adviser, as defined in Paragraph 5 hereof, or to any other fund for which the Investment Manager or any such Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Manager or any such Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of the funds of which Delaware Management Company, Inc. is investment manager, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

     (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Fund, the Investment Manager may ask the Fund and the Fund may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Fund and the Investment Manager have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and to other funds and other advisory accounts for which the Investment Manager or any Sub-Adviser, as defined in Paragraph 5 hereof, exercises investment discretion.

     4. As compensation for the services to be rendered to the Fund by the Investment Manager under the provisions of this Agreement, the Fund shall pay to the Investment Manager monthly from the Portfolio's assets, a fee (at an annual
rate) equal to    % of the average daily net assets of the Portfolio during the month.

     If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 (the "Sub-Adviser") to perform some or all of the services for the Portfolio for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Portfolio. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Portfolio's shareholders is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

     6. The services to be rendered by the Investment Manager to the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     7. The Investment Manager, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

     8. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Fund, the Investment Manager shall not be subject to liability to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     9. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Portfolio. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by the vote of a majority of the outstanding voting securities of the Portfolio and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Investment Manager of the Fund's intention to do so, pursuant to action by the Board of Directors of the Fund or pursuant to the vote of a majority of the outstanding voting securities of the Portfolio. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty on sixty days' written notice to the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     10. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

     11. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the Investment Company Act of 1940.

     IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly
authorized officers the   day of               , 1996.

                             DELAWARE GROUP ADVISOR FUNDS, INC. FOR
Attest:                      DELAWARE             FUND
  the
                             By:
-------------------------    ------------------------------------------------
Attest:                      DELAWARE MANAGEMENT COMPANY, INC.
                             By:
-------------------------    ------------------------------------------------

                                   EXHIBIT E

                       DELAWARE GROUP ADVISOR FUNDS, INC.

                             SUB-ADVISORY AGREEMENT

     AGREEMENT, made by and between DELAWARE MANAGEMENT COMPANY, INC., a
Delaware corporation ("Investment Manager"), and [                    ]., an
                    corporation ("Sub-Adviser").

                                  WITNESSETH:

     WHEREAS, DELAWARE GROUP ADVISOR FUNDS, INC., a Maryland corporation
("Fund"), on behalf of the Delaware                     Fund ("Portfolio"), has
been organized and operates as an investment company registered under the Investment Company Act of 1940 ("1940 Act") and engages in the business of investing and reinvesting its assets in securities, and

     WHEREAS, the Investment Manager and the Fund have entered into an agreement of even date herewith ("Investment Management Agreement") whereby the Investment Manager will provide investment advisory services to the Fund on behalf of the Portfolio; and

     WHEREAS, the Investment Management Agreement permits the Investment Manager to hire one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Fund on behalf of the Portfolio; and

     WHEREAS, the Investment Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940 and engage in the business of providing investment management services.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Investment Manager hereby employs the Sub-Adviser to manage the investment and reinvestment of the Portfolio's assets, subject to the direction of the Fund's Board of Directors and officers of the Fund for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent of the Fund. The Sub-Adviser shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Portfolio, shall effect the purchase and sale of such investments in furtherance of the Portfolio's objectives and policies and shall furnish the Board of Directors of the Fund with such information and reports regarding its activities as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request consistent with the provisions of Section 15(c) of the 1940 Act.

     In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Investment Manager and of the Board of Directors of the Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations.

     2. Under the terms of the Investment Management Agreement, the Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees.

     Directors, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds which have employed the Sub-Adviser as sub-adviser or investment manager.

     In the conduct of the respective business of the parties hereto and in the performance of this Agreement, the Fund, the Investment Manager and the Sub-Adviser may share facilities common to each, with appropriate proration of expenses between and among them.

     3. (a) Subject to the primary objective of obtaining the best available prices and execution, the Sub-Adviser will place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers who provide statistical, factual and financial information and services to the Fund, to the Investment Manager, to the Sub-Adviser or to any other Fund for which the Investment Manager or Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Manager or Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of the Funds for which the Investment Manager or Sub-Adviser provides advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

       (b) Notwithstanding the provisions of subparagraph (a) above and subject to the policies and procedures as may be adopted by the Board of Directors and officers of the Fund, the Sub-Adviser may ask the Fund and the Fund may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where it and the Sub-Adviser have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to other funds and other advisory accounts for which the Investment Manager or the Sub-Adviser exercises investment discretion.

     4. The Sub-Adviser shall maintain all books and records with respect to the Portfolio's portfolio transactions required by subparagraphs (b) (5), (6), (7),
(9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Fund's Board of Directors such periodic and special reports as the Board may reasonably request.

     The Sub-Adviser shall keep the Portfolio's books and records required to be maintained by the Sub-Adviser pursuant to this Paragraph 4 and shall timely furnish to the Investment Manager all information relating to the Sub-Adviser's services hereunder needed by the Investment Manager to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records which it maintains for the Portfolio are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund's request, provided however that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Securities and Exchange Commission under the 1940 Act any such records as are required to be maintained by it pursuant to this Paragraph 4.

     5. As compensation for the services to be rendered to the Fund for the benefit of the Portfolio by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser an annual fee equal to . % of the average daily net assets of the Portfolio. The fee shall be computed daily and will be paid to the Sub-Adviser, quarterly, in arrears.

     If this Agreement is terminated prior to the end of any calendar month, the Sub-Advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     6. The services to be rendered by the Sub-Adviser to the Fund for the benefit of the Portfolio under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby; provided, however, during the term of this Agreement, the Sub-Adviser, will not, without the written consent of the Investment Manager, render investment management (or similar services) to another registered investment company (or portfolio thereof) which has investment policies similar to that of the Portfolio.

     7. The Investment Manager agrees that it shall not use the Sub-Adviser's name or otherwise refer to the Sub-Adviser in any materials distributed to third parties, including the Portfolio's shareholders, without the prior written consent of the Sub-Adviser.

     8. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as Sub-Adviser to the Fund, the Sub-Adviser shall not be subject to liability to the Fund, to the Investment Manager or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     9. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Portfolio. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by the vote of a majority of the outstanding voting securities of the Portfolio and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Investment Manager or the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Sub-Adviser, of the Investment Manager's or the Fund's intention to do so, in the case of the Fund pursuant to action by the Board of Directors of the Fund or pursuant to the vote of a majority of the outstanding voting securities of the Portfolio. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty on sixty days' written notice to the Investment Manager and the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 5 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment. This Agreement shall automatically terminate upon the termination of the Investment Management Agreement.

     10. This Agreement shall extend to and bind the successors of the parties hereto.

     11. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities", "interested person", and "assignment" shall have the meaning defined in the 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly
authorized officers as of the      day of                , 1996.

                                         DELAWARE MANAGEMENT COMPANY, INC.

                                         By:
                                         ---------------------------------------

                                         Attest:
                                         ---------------------------------------

                                         [NAME OF SUB-ADVISER]

                                         By:
                                         ---------------------------------------

                                         Attest:
                                         ---------------------------------------

Agreed to and accepted as of the
day and year first above written:

DELAWARE GROUP ADVISOR FUNDS, INC.
on behalf of the Delaware
Fund

By:
-------------------------------------------------

Attest:
---------------------------------------------

                                   EXHIBIT F

              INFORMATION RELATING TO OTHER INVESTMENT MANAGEMENT
                         AND SUB-ADVISORY ARRANGEMENTS

                                                                                                            MANAGEMENT
                                                                                                               FEES
                                                                                                             RECEIVED
                                                                                                              AND/OR
                                                                                                            WAIVED FOR
                                                          ASSET SIZE    MANAGEMENT FEE RATE                   LAST
                                                            AS OF        BASED ON AVERAGE        FISCAL      FISCAL
  INVESTMENT MANAGER                FUND NAME              12/31/95      DAILY NET ASSETS       YEAR END      YEAR
----------------------  --------------------------------- ----------  -----------------------   --------   ----------
                                                            (000)
 DELAWARE MANAGEMENT    Delaware Group Government Fund,   $  214,156   .60% per annum(1)         July 31    $1,338,755
 COMPANY, INC.          Inc. -- Government Income Series                                                      received
 ("DMC")
         DMC            Delaware Group Premium Fund, Inc. $   11,929   .75% per annum(2)(3)      Dec. 31    $   51,016
                        -- Value Series                                                                       received
                                                                                                            $   14,512
                                                                                                                waived
         DMC            Delaware Group Value Fund, Inc.   $  194,417   .75% per annum(1)         Nov. 30    $1,371,155
                                                                                                              received
         DMC            Delaware Group DelCap Fund,       $1,001,481   .75% per annum(1)         Sept. 30   $7,128,192
                        Inc. -- Concept I Series                                                              received
         DMC            Delaware Group Premium Fund, Inc. $   58,123   .75% per annum(1)(3)      Dec. 31    $  336,345
                        -- Growth Series                                                                      received
                                                                                                            $   21,585
                                                                                                                waived
         DMC            Delaware Group Trend Fund, Inc.   $  496,771   .75% per annum(1)         June 30    $2,300,627
                                                                                                              received
         DMC            Delaware Group Premium Fund,      $   20,510   .75% per annum(2)(3)      Dec. 31    $   72,359
                        Inc. -- Emerging Growth Series                                                        received
                                                                                                            $   20,626
                                                                                                                waived
  JOHN GOVETT & CO.,    The Consulting Group Capital      $                                                 $
          INC.          Markets -- Emerging Markets
      ("GOVETT")        Equity Investments Portfolio
 PROVIDENT INVESTMENT   PIC Growth Portfolio              $            0.80%                                $
   COUNSEL ("PIC")      -- PIC Institutional
                        Growth Fund
                        -- PIC Endeavor
                        Growth Fund
         PIC            PIC Small Cap. Portfolio          $            0.80%                                $
                        -- PIC Small Cap.
                        Growth Fund
         PIC            Trak Investments                  $            0.30%                                $
                        -- Large Capitalization
                        Growth Investments

                                                                                                            MANAGEMENT
                                                                                                               FEES
                                                                                                             RECEIVED
                                                                                                              AND/OR
                                                                                                            WAIVED FOR
                                                          ASSET SIZE     MANAGEMENT FEE RATE                   LAST
                                                            AS OF         BASED ON AVERAGE        FISCAL      FISCAL
  INVESTMENT MANAGER                FUND NAME              12/31/95       DAILY NET ASSETS       YEAR END      YEAR
----------------------  --------------------------------- ----------   -----------------------   --------   ----------
                                                          (000)
         PIC            Allmerica Investment Trust        $            0.50% on 1st $50                     $
                          -- Select Growth Fund                        million
                                                                       0.45% on next $100
                                                                       million
                                                                       0.35% on next $100
                                                                       million
                                                                       0.30% on next $100
                                                                       million
                                                                       0.25% on balance
         PIC            Blanchard Fund                    $            0.50% on 1st $150                    $
                          -- Blanchard American                        million
                          Equity Fund                                  0.45% on next $100
                                                                       million
                                                                       0.40% on next $150
                                                                       million
                                                                       0.35% on balance
         PIC            Enterprise Group of Funds         $            0.75%                                $
                          -- Aggressive Growth
                          Portfolio
         PIC            Liberty All-Star Equity Fund      $            0.40%                                $
         PIC            Charles Allmon Trust, Inc.        $            0.40% on 1st $125                    $
                                                                       million
                                                                       0.30% on next $125
                                                                       million
                                                                       0.20% on balance
         PIC            Sun American Series Trust         $            0.50% on 1st $50                     $
                          -- Provident Growth                          million
                          Portfolio                                    0.45% on next $100
                                                                       million
                                                                       0.35% on next $100
                                                                       million
                                                                       0.30% on next $100
                                                                       million
                                                                       0.25% on balance
         PIC            PIC Balanced Portfolio            $            0.60%                                $
                          -- PIC Institutional
                          Balanced Fund
         PIC            PaineWebber Series Trust          $            0.45%                                $
                          -- Balanced Portfolio
                          Series

---------------
(1) All fees are reduced by fees paid to directors or trustees of the Fund, unless otherwise indicated.

(2) No deduction for fees paid to directors by the Fund.

(3) DMC elected voluntarily to waive that portion, if any, of the annual management fee payable by the series and to reimburse the series to limit certain expenses of the series to .80% (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) through June 30, 1996.

                                   EXHIBIT G

                    PAYMENTS MADE BY THE FUND TO AFFILIATED
                   DISTRIBUTORS PURSUANT TO RULE 12B-1 PLANS

                                                                    PERIOD DURING
                                                                     FISCAL YEAR
                                                                        ENDED             12B-1 PLAN
               PORTFOLIO                        DISTRIBUTOR           10/31/95            FEES PAID
---------------------------------------  -------------------------  -------------     ------------------
Lincoln U.S. Growth Portfolio..........  LNC Equity Sales, Inc.      11/1/94          Class A $35,462.95
                                         ("LNC Equity")              through          Class B $ 3,385.96
                                                                     9/24/95          Class C $   104.64
                                         Delaware                    9/25/95          Class A $ 5,046.05
                                         Distributors, L.P.          through          Class B $   597.04
                                         ("DDLP")                    10/31/95         Class C $    22.36
Lincoln World Growth Portfolio.........  LNC Equity                  11/1/94          Class A $36,900.20
                                                                     through          Class B $ 7,207.56
                                                                     9/24/95          Class C $   363.95
                                         DDLP                        9/25/95          Class A $ 4,965.
                                                                     through          Class B $ 1,261.
                                                                     10/31/95         Class C $    44.
Lincoln New Pacific Portfolio..........  LNC Equity                  11/1/94          Class A $32,014.26
                                                                     through          Class B $ 4,750.74
                                                                     9/24/95          Class C $   139.94
                                         DDLP                        9/25/95          Class A $ 3,967.74
                                                                     through          Class B $   623.26
                                                                     10/31/95         Class C $    19.06
Lincoln Enterprise Portfolio...........  LNC Equity                  11/1/94          Class A $37,461.82
                                                                     through          Class B $10,600.92
                                                                     9/24/95          Class C $   423.64
                                         DDLP                        9/25/95          Class A $ 5,421.18
                                                                     through          Class B $ 1,873.08
                                                                     10/31/95         Class C $    62.36
Lincoln Corporate Income Portfolio.....  LNC Equity                  11/1/94          Class A $32,610.14
                                                                     through          Class B $ 2,607.22
                                                                     9/24/95          Class C $    48.07
                                         DDLP                        9/25/95          Class A $ 4,269.86
                                                                     through          Class B $   383.78
                                                                     10/31/95         Class C $     4.93
Lincoln Government Income Portfolio....  LNC Equity                  11/1/94          Class A $32,056.50
                                                                     through          Class B $ 2,330.93
                                                                     9/24/95          Class C $    58.50
                                         DDLP                        9/25/95          Class A $ 4,104.50
                                                                     through          Class B $   319.07
                                                                     10/31/95         Class C $    15.50

                                   EXHIBIT H

                            FEES PAID BY THE FUND TO
                         DELAWARE SERVICE COMPANY, INC.
                      FOR DIVIDEND DISBURSING, SHAREHOLDER
                     SERVICING AND TRANSFER AGENT SERVICES

                                                                  FEES AND EXPENSES PAID FROM
                                                                  9/25/95 THROUGH 10/31/95 TO
                           PORTFOLIO                             DELAWARE SERVICE COMPANY, INC.
---------------------------------------------------------------  ------------------------------
Lincoln U.S. Growth Portfolio..................................            $ 2,938.49
Lincoln World Growth Portfolio.................................            $ 4,062.23
Lincoln New Pacific Portfolio..................................            $ 2,724.25
Lincoln Enterprise Portfolio...................................            $ 5,442.52
Lincoln Corporate Income Portfolio.............................            $ 2,175.90
Lincoln Government Income Portfolio............................            $   827.69

                                   EXHIBIT I

            FUND SHAREHOLDINGS BY SHAREHOLDERS OWNING 5% OR MORE OF
                EACH CLASS OF SECURITIES AS OF FEBRUARY 1, 1996

                                                                 NUMBER OF   PERCENT    PERCENT OF
        PORTFOLIO             NAME AND ADDRESS OF SHAREHOLDER     SHARES     OF CLASS   PORTFOLIO
--------------------------  -----------------------------------  ---------   --------   ----------
Lincoln Enterprise          American States Insurance Co.                      73.41
Portfolio (Class A)         Attn: Corporate Accounting P/C
                            David Rogers
                            500 North Meridian St.
                            Indianapolis, IN 46207
Lincoln Enterprise          Marlin and Jeanne Drake                            17.36
Portfolio (Class B)         11595 N. Meridian St. Suite 250
                            Carmel, IN 46032
                            NFSC FBO, NFSC/FMTC IRA                             7.41
                            FBO Lawrence B. Silver, MD
                            1800 Linglestown Road, Suite 404
                            Harrisburg, PA 17110
Lincoln Enterprise          John Robertson Plumbing Inc.                       14.54
Portfolio (Class C)         PO Box 118
                            Burlington, KY 41005
                            Marlin and Jeanne Drake                            14.70
                            11595 N. Meridian St. Suite 250
                            Carmel, IN 46032
                            NFSC                                               10.46
                            FBO Garold A. Nest
                            105-B Westwall Street
                            Harrisonville, MO 64701
                            Paul E. Moberg                                      6.28
                            62 Hall Rd.
                            Hampton, VA 23664
Lincoln Enterprise          NBD Bank                                          100.00
Portfolio (Class D)         Trst Motor Wheel Corp.
                            Box 771072
                            Detroit, MI 48277-1072
Lincoln U.S. Growth         American States Insurance Co.                      89.62
Portfolio (Class A)         Attn: Corporate Accounting P/C
                            David Rogers
                            500 North Meridian St.
                            Indianapolis, IN 46207

                                                                 NUMBER OF   PERCENT    PERCENT OF
        PORTFOLIO             NAME AND ADDRESS OF SHAREHOLDER     SHARES     OF CLASS   PORTFOLIO
--------------------------  -----------------------------------  ---------   --------   ----------
Lincoln U.S. Growth         NFSC/FMTC IRA Rollover                             19.71
Portfolio (Class B)         FBO Lawrence B. Silver, MD
                            1800 Linglestown Road, Suite 404
                            Harrisburg, PA 171109
                            Marlin and Jeanne Drake                            17.40
                            11595 N. Meridian St. Suite 250
                            Carmel, IN 46032
                            Marlene M. Clark                                    8.50
                            1536 Kensington L
                            Lancaster, OH 43130
                            LR Brown                                            5.83
                            1201 Winner Ave.
                            Huntsville, AL 35805
Lincoln U.S. Growth         NFSC                                               14.12
Portfolio (Class C)         FBO Garold A. Nest
                            105-B Westwall Street
                            Harrisonville, MO 64701
                            NFSC FBO                                           12.60
                            Lionel R. & Anne L. Felteau
                            1578 Greyson Ridge
                            Marietta, GA 30062
                            Senan S. Santos                                    11.13
                            Cust. Imelda May Cardona
                            2109 Charlemagne Ave.
                            Long Beach, CA 90615
                            Paul E. Moberg                                     10.79
                            62 Hall Rd.
                            Hampton, VA 23664
                            Susan W. Horne                                      8.64
                            2412 Catherine Drive
                            Burlington, NC 27215
                            Marlin and Jeanne Drake                             6.43
                            11595 N. Meridian St. Suite 250
                            Carmel, IN 46032
Lincoln U.S. Growth         Federated Life Insurance Co.                      100.00
Portfolio (Class D)         Attn: Tom Koch
                            121 E. Park Sq.
                            Owatonna, MN 55060
Lincoln World Growth        Lincoln National Life Insurance Co.                85.63
Portfolio (Class A)         1300 South Clinton St.
                            Fort Wayne, IN 46801

                                                                 NUMBER OF   PERCENT    PERCENT OF
        PORTFOLIO             NAME AND ADDRESS OF SHAREHOLDER     SHARES     OF CLASS   PORTFOLIO
--------------------------  -----------------------------------  ---------   --------   ----------
Lincoln World Growth        NFSC FBO, NFSC/FMTC IRA                            12.27
Portfolio (Class B)         FBO Lawrence B. Silver, MD
                            1800 Linglestown Road, Suite 404
                            Harrisburg, PA 17110
                            Carl W. Niederwimmer                                6.92
                            201 NW 73rd Terrace
                            Gladstone, MD 64118
                            NFSC FBO                                            5.08
                            Joan Miller
                            4917 Waterfowl Way
                            Rockville, MD 20853
Lincoln World Growth        NFSC FBO                                           24.72
Portfolio (Class C)         John Robertston
                            Trst John Robertson Plumbing Inc.
                            P.O. Box 118
                            Burlington, KY 41005
                            NFSC FBO                                           23.47
                            Chester M. Boltwood
                            Karen A. Boltwood
                            828 Cobblestone Circle
                            Modesto, CA 95355
                            NFSC                                               10.33
                            FBO Garold A. Nest
                            105-B Westwall Street
                            Harrisonville, MO 64701
                            Paul E. Moberg                                      7.90
                            62 Hall Rd.
                            Hampton, VA 23664
                            Susan W. Horne                                      6.73
                            2412 Catherine Drive
                            Burlington, NC 27215
                            Eileen Shiman                                       6.00
                            3625 Yale Drive
                            Santa Rosa, CA 95405
Lincoln World Growth        Lincoln Investment Management, Inc.               100.00
Portfolio (Class D)         1300 South Clinton St.
                            Fort Wayne, IN 46801
Lincoln New Pacific         Lincoln National Life Insurance Co.                84.26
Portfolio (Class A)         1300 South Clinton St.
                            Fort Wayne, IN 46801

                                                                 NUMBER OF   PERCENT    PERCENT OF
        PORTFOLIO             NAME AND ADDRESS OF SHAREHOLDER     SHARES     OF CLASS   PORTFOLIO
--------------------------  -----------------------------------  ---------   --------   ----------
Lincoln New Pacific         NFSC                                               22.88
Portfolio (Class B)         FBO Lawrence B. Silver, MD
                            1800 Linglestown Road, Suite 404
                            Harrisburg, PA 171109
                            Kenneth D. Willis, MD                               8.78
                            1506 Olive Drive
                            Huntsville, AL 35801
Lincoln New Pacific         NFSC FBO                                           27.73
Portfolio (Class C)         Chester M. Boltwood
                            Karen A. Boltwood
                            828 Cobblestone Circle
                            Modesto, CA 95355
                            NFSC                                               20.66
                            FBO Garold A. Nest
                            105-B Westwall Street
                            Harrisonville, MO 64701
                            Paul E. Moberg                                     20.60
                            62 Hall Rd.
                            Hampton, VA 23664
                            Charles H. Stevens                                  6.73
                            2413 Jenan Road
                            Virginia Beach, VA 23454
                            Edward K. Robinson                                  5.34
                            Dianne McKenzie
                            11999 W. Florida
                            Boise, ID 83709
Lincoln New Pacific         Lincoln Investment Management, Inc.               100.00
Portfolio (Class D)         1300 South Clinton St.
                            Fort Wayne, IN 46801
Lincoln Government Income   Lincoln National Life Insurance Co.                98.28
Portfolio (Class A)         1300 South Clinton St.
                            Fort Wayne, IN 46801
Lincoln Government Income   NFSC/FMTC IRA Rollover                             72.81
Portfolio (Class B)         FBO Lawrence B. Silver, MD
                            1800 Linglestown Road, Suite 404
                            Harrisburg, PA 17110
                            Irene E. Hall                                       8.26
                            5503 Monticello Ave.
                            Dallas, TX 75206

                                                                 NUMBER OF   PERCENT    PERCENT OF
        PORTFOLIO             NAME AND ADDRESS OF SHAREHOLDER     SHARES     OF CLASS   PORTFOLIO
--------------------------  -----------------------------------  ---------   --------   ----------
                            NFSC FBO                                            5.14
                            Geraldine W. Nixon
                            1577 Galor Circle
                            Smyrna, GA 30080
Lincoln Government Income   Willard Shivley                                    68.26
Portfolio (Class C)         Carolyn Shively
                            6649 E. 150 North St.
                            Columbia City, IN 46725
                            William H. Lambert                                 16.63
                            7775 Chaple Ridge
                            Memphis, TN 38018
                            Eileen Shiman                                      14.99
                            3625 Yale Drive
                            Santa Rosa, CA 95405
Lincoln Government Income   Lincoln Investment Management, Inc.               100.00
Portfolio (Class D)         1300 South Clinton St.
                            Fort Wayne, IN 46801
Lincoln Corporate Income    Lincoln National Life Insurance Co.                94.88
Portfolio (Class A)         1300 South Clinton St.
                            Fort Wayne, IN 46801
Lincoln Corporate Income    NFSC/FMTC IRA Rollover                             61.50
Portfolio (Class B)         FBO Lawrence B. Silver, MD
                            1800 Linglestown Road, Suite 404
                            Harrisburg, PA 171109
Lincoln Corporate Income    Willard Shivley                                    94.99
Portfolio (Class C)         Carolyn Shivley
                            6649 E. 150 North St.
                            Columbia City, IN 46725
Lincoln Corporate Income    Federated Life Insurance Co.                      100.00
Portfolio (Class D)         Attn: Tom Koch
                            121 E. Park Square
                            Owatonna, MN 55060

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                         LINCOLN ADVISOR FUNDS, INC. -
                         LINCOLN U.S. GROWTH PORTFOLIO

             PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS PRISCILLA S. BROWN, H. THOMAS MCMEEKIN AND JOHN
L. STEINKAMP, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS OF LINCOLN ADVISOR FUNDS, INC. TO BE HELD AT 200 EAST BERRY STREET, FORT WAYNE, INDIANA 46802, ON FRIDAY, MAY 3, 1996 AT __:__ P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS, IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING, AND SPECIFICALLY AS INDICATED ON THE LOWER PORTION OF THIS FORM.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE SHAREHOLDER WHOSE SIGNATURE APPEARS BELOW. IF PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR AND "FOR" EACH OTHER PROPOSAL.
PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF EACH OF THESE MATTERS.
IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.


TO VOTE MARK AN  /X/       IN BLUE OR BLACK INK BELOW         PLEASE FOLD HERE
------------------------------------------------------------------------------

------------------------------------
         VOTE ON DIRECTORS                     1.  TO ELECT THE FOLLOWING SIX NOMINEES AS DIRECTORS:
------------------------------------                    WALTER P. BABICH             W. THACHER LONGSTRETH
FOR     OR     WITH    OR     FOR                       ANTHONY D. KNERR             CHARLES E. PECK
ALL            HOLD           ALL                       ANN R. LEVEN                 WAYNE A. STORK
               ALL            EXCEPT

/  /           /  /           /  /                 TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE OR
                                                   NOMINEES, PRINT THE NAME(S) ON THE LINE BELOW.

                                                   --------------------------------------------------------------------------
                                                          USE ONLY TO WITHHOLD AUTHORITY TO VOTE ON INDIVIDUAL NOMINEES

FOR            AGAINST        ABSTAIN          2.  TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT
/  /           /  /           /  /                 AUDITORS.

FOR            AGAINST        ABSTAIN          3.  a. TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN LINCOLN
/  /           /  /           /  /                    ADVISOR FUNDS, INC., ON BEHALF OF THE LINCOLN U.S. GROWTH PORTFOLIO, AND
                                                      DELAWARE MANAGEMENT COMPANY, INC.

FOR            AGAINST        ABSTAIN              b. TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN DELAWARE MANAGEMENT
/  /           /  /           /  /                    COMPANY, INC., WITH RESPECT TO THE LINCOLN U.S. GROWTH PORTFOLIO, AND
                                                      LYNCH & MAYER, INC.

FOR            AGAINST        ABSTAIN          4.  TO APPROVE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING
/  /           /  /           /  /                 OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.


                              ------------------------------     ------------------------------     ---------------
                                        SIGNATURE                  SIGNATURE (JOINT OWNERS)              DATE

                              PLEASE DATE AND SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS
                              INDICATED ABOVE.  WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN.
                              PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL
                              TITLE AS SUCH.



BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                         LINCOLN ADVISOR FUNDS, INC. -
                         LINCOLN NEW PACIFIC PORTFOLIO

             PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS PRISCILLA S. BROWN, H. THOMAS MCMEEKIN AND JOHN
L. STEINKEMP, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS OF LINCOLN ADVISOR FUNDS, INC. TO BE HELD AT 200 EAST BERRY STREET, FORT WAYNE, INDIANA 46802, ON FRIDAY, MAY 3, 1996 AT __:__ P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS, IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING, AND SPECIFICALLY AS INDICATED ON THE LOWER PORTION OF THIS FORM.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE SHAREHOLDER WHOSE SIGNATURE APPEARS BELOW. IF PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR AND "FOR" EACH OTHER PROPOSAL.
PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF EACH OF THESE MATTERS.
IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.


TO VOTE MARK AN  /X/       IN BLUE OR BLACK INK BELOW         PLEASE FOLD HERE
------------------------------------------------------------------------------

------------------------------------
         VOTE ON DIRECTORS                     1.  TO ELECT THE FOLLOWING SIX NOMINEES AS DIRECTORS:
------------------------------------                    WALTER P. BABICH             W. THACHER LONGSTRETH
FOR     OR     WITH    OR     FOR                       ANTHONY D. KNERR             CHARLES E. PECK
ALL            HOLD           ALL                       ANN R. LEVEN                 WAYNE A. STORK
               ALL            EXCEPT

/  /           /  /           /  /                 TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE OR
                                                   NOMINEES, PRINT THE NAME(S) ON THE LINE BELOW.

                                                   --------------------------------------------------------------------------
                                                          USE ONLY TO WITHHOLD AUTHORITY TO VOTE ON INDIVIDUAL NOMINEES

FOR            AGAINST        ABSTAIN          2.  TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT
/  /           /  /           /  /                 AUDITORS.

FOR            AGAINST        ABSTAIN          3.  a. TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN LINCOLN
/  /           /  /           /  /                    ADVISOR FUNDS, INC., ON BEHALF OF THE LINCOLN NEW PACIFIC PORTFOLIO, AND
                                                      DELAWARE MANAGEMENT COMPANY, INC.

FOR            AGAINST        ABSTAIN              b. TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN DELAWARE MANAGEMENT
/  /           /  /           /  /                    COMPANY, INC., WITH RESPECT TO THE LINCOLN NEW PACIFIC PORTFOLIO, AND
                                                      JOHN GOVETT & CO., LIMITED.

FOR            AGAINST        ABSTAIN          4.  TO APPROVE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING
/  /           /  /           /  /                 OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.


                              ------------------------------     ------------------------------     ---------------
                                        SIGNATURE                  SIGNATURE (JOINT OWNERS)              DATE

                              PLEASE DATE AND SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS
                              INDICATED ABOVE.  WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN.
                              PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL
                              TITLE AS SUCH.



BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                        LINCOLN ADVISOR FUNDS, INC. -
                         LINCOLN ENTERPRISE PORTFOLIO

             PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS PRISCILLA S. BROWN, H. THOMAS MCMEEKIN AND JOHN
L. STEINKAMP, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF LINCOLN ADVISOR FUNDS, INC. TO BE HELD AT 200 EAST BERRY STREET, FORT WAYNE, INDIANA 46802, ON FRIDAY, MAY 3, 1996 AT __:__ P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS, IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING, AND SPECIFICALLY AS INDICATED ON THE LOWER PORTION OF THIS FORM.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE SHAREHOLDER WHOSE SIGNATURE APPEARS BELOW. IF PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR AND "FOR" EACH OTHER PROPOSAL.
PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF EACH OF THESE MATTERS.
IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

TO VOTE MARK AN  /X/       IN BLUE OR BLACK INK BELOW         PLEASE FOLD HERE
------------------------------------------------------------------------------

------------------------------------
         VOTE ON DIRECTORS                     1.  TO ELECT THE FOLLOWING SIX NOMINEES AS DIRECTORS:
------------------------------------                    WALTER P. BABICH             W. THACHER LONGSTRETH
FOR     OR     WITH    OR     FOR                       ANTHONY D. KNERR             CHARLES E. PECK
ALL            HOLD           ALL                       ANN R. LEVEN                 WAYNE A. STORK
               ALL            EXCEPT

/  /           /  /           /  /                 TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE OR
                                                   NOMINEES, PRINT THE NAME(S) ON THE LINE BELOW.

                                                   --------------------------------------------------------------------------
                                                          USE ONLY TO WITHHOLD AUTHORITY TO VOTE ON INDIVIDUAL NOMINEES

FOR            AGAINST        ABSTAIN          2.  TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT
/  /           /  /           /  /                 AUDITORS.

FOR            AGAINST        ABSTAIN          3.  a. TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN LINCOLN
/  /           /  /           /  /                    ADVISOR FUNDS, INC., ON BEHALF OF THE LINCOLN ENTERPRISE PORTFOLIO, AND
                                                      DELAWARE MANAGEMENT COMPANY, INC.

FOR            AGAINST        ABSTAIN              b. TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN DELAWARE MANAGEMENT
/  /           /  /           /  /                    COMPANY, INC., WITH RESPECT TO THE LINCOLN ENTERPRISE PORTFOLIO, AND
                                                      LYNCH & MAYER, INC.

FOR            AGAINST        ABSTAIN          4.  TO APPROVE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING
/  /           /  /           /  /                 OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.


                              ------------------------------     ------------------------------     ---------------
                                        SIGNATURE                  SIGNATURE (JOINT OWNERS)              DATE

                              PLEASE DATE AND SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS
                              INDICATED ABOVE.  WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN.
                              PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL
                              TITLE AS SUCH.


BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                         LINCOLN ADVISOR FUNDS, INC. -
                       LINCOLN CORPORATE INCOME PORTFOLIO

             PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS PRISCILLA S. BROWN, H. THOMAS MCMEEKIN AND JOHN
L. STEINKAMP, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF LINCOLN ADVISOR FUNDS, INC. TO BE HELD AT 200 EAST BERRY STREET, FORT WAYNE, INDIANA 46802, ON FRIDAY, MAY 3, 1996 AT __:__ P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS, IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING, AND SPECIFICALLY AS INDICATED ON THE LOWER PORTION OF THIS FORM.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE SHAREHOLDER WHOSE SIGNATURE APPEARS BELOW. IF PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR AND "FOR" EACH OTHER PROPOSAL.
PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF EACH OF THESE MATTERS.
IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

TO VOTE MARK AN  /X/       IN BLUE OR BLACK INK BELOW         PLEASE FOLD HERE
------------------------------------------------------------------------------

------------------------------------
         VOTE ON DIRECTORS                     1.  TO ELECT THE FOLLOWING SIX NOMINEES AS DIRECTORS:
------------------------------------                    WALTER P. BABICH             W. THACHER LONGSTRETH
FOR     OR     WITH    OR     FOR                       ANTHONY D. KNERR             CHARLES E. PECK
ALL            HOLD           ALL                       ANN R. LEVEN                 WAYNE A. STORK
               ALL            EXCEPT

/  /           /  /           /  /                 TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE OR
                                                   NOMINEES, PRINT THE NAME(S) ON THE LINE BELOW.

                                                   --------------------------------------------------------------------------
                                                          USE ONLY TO WITHHOLD AUTHORITY TO VOTE ON INDIVIDUAL NOMINEES

FOR            AGAINST        ABSTAIN          2.  TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT
/  /           /  /           /  /                 AUDITORS.

FOR            AGAINST        ABSTAIN          3.  a. TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN LINCOLN
/  /           /  /           /  /                    ADVISOR FUNDS, INC., ON BEHALF OF THE LINCOLN CORPORATE INCOME PORTFOLIO,
                                                      AND DELAWARE MANAGEMENT COMPANY, INC.

FOR            AGAINST        ABSTAIN              b. TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN DELAWARE MANAGEMENT
/  /           /  /           /  /                    COMPANY, INC., WITH RESPECT TO THE LINCOLN CORPORATE INCOME PORTFOLIO, AND
                                                      LINCOLN INVESTMENT MANAGEMENT, INC.

FOR            AGAINST        ABSTAIN          4.  TO APPROVE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING
/  /           /  /           /  /                 OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.


                              ------------------------------     ------------------------------     ---------------
                                        SIGNATURE                  SIGNATURE (JOINT OWNERS)              DATE

                              PLEASE DATE AND SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS
                              INDICATED ABOVE.  WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN.
                              PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL
                              TITLE AS SUCH.


BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                        LINCOLN ADVISOR FUNDS, INC. -
                     LINCOLN GOVERNMENT INCOME PORTFOLIO

             PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS PRISCILLA S. BROWN, H. THOMAS MCMEEKIN AND JOHN
L. STEINKAMP, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS OF LINCOLN ADVISOR FUNDS, INC. TO BE HELD AT 200 EAST BERRY STREET, FORT WAYNE, INDIANA 46802, ON FRIDAY, MAY 3, 1996 AT __:__ P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS, IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING, AND SPECIFICALLY AS INDICATED ON THE LOWER PORTION OF THIS FORM.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE SHAREHOLDER WHOSE SIGNATURE APPEARS BELOW. IF PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR AND "FOR" EACH OTHER PROPOSAL.
PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF EACH OF THESE MATTERS.
IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

TO VOTE MARK AN  /X/       IN BLUE OR BLACK INK BELOW         PLEASE FOLD HERE
------------------------------------------------------------------------------

------------------------------------
         VOTE ON DIRECTORS                     1.  TO ELECT THE FOLLOWING SIX NOMINEES AS DIRECTORS:
------------------------------------                    WALTER P. BABICH             W. THACHER LONGSTRETH
FOR     OR     WITH    OR     FOR                       ANTHONY D. KNERR             CHARLES E. PECK
ALL            HOLD           ALL                       ANN R. LEVEN                 WAYNE A. STORK
               ALL            EXCEPT

/  /           /  /           /  /                 TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE OR
                                                   NOMINEES, PRINT THE NAME(S) ON THE LINE BELOW.

                                                   --------------------------------------------------------------------------
                                                          USE ONLY TO WITHHOLD AUTHORITY TO VOTE ON INDIVIDUAL NOMINEES

FOR            AGAINST        ABSTAIN          2.  TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT
/  /           /  /           /  /                 AUDITORS.

FOR            AGAINST        ABSTAIN          3.  a. TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN LINCOLN
/  /           /  /           /  /                    ADVISOR FUNDS, INC., ON BEHALF OF THE LINCOLN GOVERNMENT INCOME PORTFOLIO,
                                                      AND DELAWARE MANAGEMENT COMPANY, INC.

FOR            AGAINST        ABSTAIN              b. TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN DELAWARE MANAGEMENT
/  /           /  /           /  /                    COMPANY, INC., WITH RESPECT TO THE LINCOLN GOVERNMENT INCOME PORTFOLIO, AND
                                                      LINCOLN INVESTMENT MANAGEMENT, INC.

FOR            AGAINST        ABSTAIN          4.  TO APPROVE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING
/  /           /  /           /  /                 OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.


                              ------------------------------     ------------------------------     ---------------
                                        SIGNATURE                  SIGNATURE (JOINT OWNERS)              DATE

                              PLEASE DATE AND SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS
                              INDICATED ABOVE.  WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN.
                              PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL
                              TITLE AS SUCH.


BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                         LINCOLN ADVISOR FUNDS, INC. -
                       LINCOLN GROWTH & INCOME PORTFOLIO

             PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS PRISCILLA S. BROWN, H. THOMAS MCMEEKIN
AND JOHN L. STEINKAMP, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS OF LINCOLN ADVISOR FUNDS, INC. TO BE HELD AT 200 EAST BERRY STREET, FORT WAYNE, INDIANA 46802, ON FRIDAY, MAY 3, 1996 AT __:__ P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS, IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING, AND SPECIFICALLY AS INDICATED ON THE LOWER PORTION OF THIS FORM. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER WHOSE SIGNATURE APPEARS BELOW. IF PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR AND "FOR" EACH OTHER PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF EACH OF THESE MATTERS. IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

TO VOTE MARK AN  /X/       IN BLUE OR BLACK INK BELOW         PLEASE FOLD HERE
------------------------------------------------------------------------------

FOR            AGAINST        ABSTAIN          2.  TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT
/  /           /  /           /  /                 AUDITORS.


FOR            AGAINST        ABSTAIN          4.  TO APPROVE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING
/  /           /  /           /  /                 OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.


                              ------------------------------     ------------------------------     ---------------
                                        SIGNATURE                  SIGNATURE (JOINT OWNERS)              DATE

                              PLEASE DATE AND SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS
                              INDICATED ABOVE.  WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN.
                              PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL
                              TITLE AS SUCH.


BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                         LINCOLN ADVISOR FUNDS, INC. -
                       LINCOLN TAX-FREE INCOME PORTFOLIO

             PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS PRISCILLA S. BROWN, H. THOMAS MCMEEKIN
AND JOHN L. STEINKAMP, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS OF LINCOLN ADVISOR FUNDS, INC. TO BE HELD AT 200 EAST BERRY STREET, FORT WAYNE, INDIANA 46802, ON FRIDAY, MAY 3, 1996 AT __:__ P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS, IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING, AND SPECIFICALLY AS INDICATED ON THE LOWER PORTION OF THIS FORM. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER WHOSE SIGNATURE APPEARS BELOW. IF PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR AND "FOR" EACH OTHER PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF EACH OF THESE MATTERS. IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

TO VOTE MARK AN  /X/       IN BLUE OR BLACK INK BELOW         PLEASE FOLD HERE
------------------------------------------------------------------------------

FOR            AGAINST        ABSTAIN          2.  TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT
/  /           /  /           /  /                 AUDITORS.


FOR            AGAINST        ABSTAIN          4.  TO APPROVE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING
/  /           /  /           /  /                 OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.


                              ------------------------------     ------------------------------     ---------------
                                        SIGNATURE                  SIGNATURE (JOINT OWNERS)              DATE

                              PLEASE DATE AND SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS
                              INDICATED ABOVE.  WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN.
                              PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL
                              TITLE AS SUCH.


BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                         LINCOLN ADVISOR FUNDS, INC. -
                           LINCOLN CASHFUND PORTFOLIO

             PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS PRISCILLA S. BROWN, H. THOMAS MCMEEKIN
AND JOHN L. STEINKAMP, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS OF LINCOLN ADVISOR FUNDS, INC. TO BE HELD AT 200 EAST BERRY STREET, FORT WAYNE, INDIANA 46802, ON FRIDAY, MAY 3, 1996 AT __:__ P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS, IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING, AND SPECIFICALLY AS INDICATED ON THE LOWER PORTION OF THIS FORM. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER WHOSE SIGNATURE APPEARS BELOW. IF PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR AND "FOR" EACH OTHER PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF EACH OF THESE MATTERS. IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

TO VOTE MARK AN  /X/       IN BLUE OR BLACK INK BELOW         PLEASE FOLD HERE
------------------------------------------------------------------------------

FOR            AGAINST        ABSTAIN          2.  TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT
/  /           /  /           /  /                 AUDITORS.


FOR            AGAINST        ABSTAIN          4.  TO APPROVE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING
/  /           /  /           /  /                 OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.


                              ------------------------------     ------------------------------     ---------------
                                        SIGNATURE                  SIGNATURE (JOINT OWNERS)              DATE

                              PLEASE DATE AND SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS
                              INDICATED ABOVE.  WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN.
                              PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL
                              TITLE AS SUCH.


BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                         LINCOLN ADVISOR FUNDS, INC. -
                         LINCOLN U.S. GROWTH PORTFOLIO

             PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS PRISCILLA S. BROWN, H. THOMAS MCMEEKIN AND JOHN
L. STEINKAMP, OR ANY OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS OF LINCOLN ADVISOR FUNDS, INC. TO BE HELD AT 200 EAST BERRY STREET, FORT WAYNE, INDIANA 46802, ON FRIDAY, MAY 3, 1996 AT __:__ P.M., OR AT ANY POSTPONEMENT OR ADJOURNMENTS THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS, IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING, AND SPECIFICALLY AS INDICATED ON THE LOWER PORTION OF THIS FORM.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE SHAREHOLDER WHOSE SIGNATURE APPEARS BELOW. IF PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR AND "FOR" EACH OTHER PROPOSAL.
PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF EACH OF THESE MATTERS.
IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.


TO VOTE MARK AN  /X/       IN BLUE OR BLACK INK BELOW         PLEASE FOLD HERE
------------------------------------------------------------------------------

------------------------------------
         VOTE ON DIRECTORS                     1.  TO ELECT THE FOLLOWING SIX NOMINEES AS DIRECTORS:
------------------------------------                    WALTER P. BABICH             W. THACHER LONGSTRETH
FOR     OR     WITH    OR     FOR                       ANTHONY D. KNERR             CHARLES E. PECK
ALL            HOLD           ALL                       ANN R. LEVEN                 WAYNE A. STORK
               ALL            EXCEPT

/  /           /  /           /  /                 TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE OR
                                                   NOMINEES, PRINT THE NAME(S) ON THE LINE BELOW.

                                                   --------------------------------------------------------------------------
                                                          USE ONLY TO WITHHOLD AUTHORITY TO VOTE ON INDIVIDUAL NOMINEES

FOR            AGAINST        ABSTAIN          2.  TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT
/  /           /  /           /  /                 AUDITORS.

FOR            AGAINST        ABSTAIN          3.  a. TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN LINCOLN
/  /           /  /           /  /                    ADVISOR FUNDS, INC., ON BEHALF OF THE LINCOLN U.S. GROWTH PORTFOLIO, AND
                                                      DELAWARE MANAGEMENT COMPANY, INC.

FOR            AGAINST        ABSTAIN              b. TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN DELAWARE MANAGEMENT
/  /           /  /           /  /                    COMPANY, INC., WITH RESPECT TO THE LINCOLN U.S. GROWTH PORTFOLIO, AND
                                                      LYNCH & MAYER, INC.

FOR            AGAINST        ABSTAIN          4.  TO APPROVE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING
/  /           /  /           /  /                 OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.


                              ------------------------------     ------------------------------     ---------------
                                        SIGNATURE                  SIGNATURE (JOINT OWNERS)              DATE

                              PLEASE DATE AND SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS
                              INDICATED ABOVE.  WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN.
                              PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL
                              TITLE AS SUCH.

